Transamerica Premier Funds

                        Supplement Dated October 11, 2002
                   to the Prospectus Dated May 1, 2002 for the
             Investor Shares of the Transamerica Premier Index Fund


Effective November 8, 2002, the Transamerica Premier Index Fund (the "Fund") will invest substantially all of its assets in a corresponding portfolio of the State Street Master Funds that has the same investment objective as the Fund and investment policies that are substantially similar to those of the Fund.

The following paragraphs replace the first two paragraphs located in the section entitled "Funds at a Glance" of the Prospectus.

Transamerica Premier Index Fund

The Fund seeks to track the performance of the Standard & Poor's 500 Composite Stock Price Index, also known as the S&P 500 Index. The Index is composed of 500 common stocks that are chosen by Standard & Poor's Corporation.

It attempts to reproduce the overall investment characteristics of the S&P 500 Index by investing its investable assets in the State Street Equity 500 Index Portfolio (the "Master Fund"), a series of the State Street Master Funds (the "Master Trust"). The Master Fund has the same investment objective as the Fund and investment policies that are substantially similar to those of the Fund.


The following information replaces similar information located in the section entitled "Fees and Expenses" of the Fund's Prospectus.

Fees and Expenses

There is no sales charge (load) or other transaction fees for the Fund that you pay directly. However, investors do pay fees and expenses incurred by the Fund.

Annual Fund Operating Expenses (as a percent of average net assets)

                                                   Total
Transamerica     Management  DistributionOther     Operating
-------------------------------------------------------------------
Premier Fund     Fee         (12b-1) Fee Expenses  Expenses

Index            0.045%1     0.100%      0.415%    0.560%2




Example
The table below is to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you make a one-time investment of $10,000 in the Fund and hold your shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as shown above. The example is based on expenses without waivers or reimbursements. The example assumes no fees for IRA accounts. Costs are the same whether you redeem at the end of any period or not. Although, your actual costs may be higher or lower, based on these assumptions, your costs would be:


         Investment Period
Premier Fund        1 Year   3 Years  5 Years  10 Years
-------------------------------------------------------------------
Index3              $57      $180     $314     $703

The Fund's total operating expenses reflect the costs associated with investing substantially all of its assets in the Master Fund and are estimates based on the current fees However, fee waivers and/or expense reimbursements are in place for the Fund. With these fee waivers and reimbursements the actual total operating expenses for the Fund are 0.25%. The Adviser has agreed to continue to reimburse operating expenses to ensure that annualized expenses for the Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed this cap. The fee waivers and reimbursements may be terminated at any time without notice.


The section entitled "The Funds in Detail - Premier Index Fund - Strategies" in the Prospectus is deleted and replaced with the following section:

Strategies

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the Master Fund of the Master Trust. In reviewing the investment objective and policies of the Fund, you should assume that the investment objective and policies of the Master Fund are the same in all material respects as those of the Fund (and that, at times when the Fund has invested its assets in the Master Fund, the descriptions of the Fund's investment strategies and risks should be read as also applicable to the Master
Fund). There is no assurance that the Fund will achieve its investment objective.

The Fund generally purchases common stocks in proportion to their presence in the Index. To help offset normal operating and investment expenses and to maintain liquidity, the Fund also invests in futures and options with returns linked to the S&P 500, as well as short-term money market securities and debt securities. The Investment Adviser regularly balances the proportions of these securities so that they will replicate the performance of the S&P 500 as closely as possible. The correlation between the performance of the Fund and the S&P 500 Index is expected to be 0.95 or higher (a correlation of 1.00 would indicate perfect correlation). There is no assurance that the Fund will achieve the expected correlation.

The Fund may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the Fund. The Fund may also enter into other derivatives transactions, including the purchase or sale of options or enter into swap transactions, to assist in matching the performance of the Index.


The first paragraph of the section entitled "The Funds in Detail - Premier Index Fund - Policies" is deleted and replaced with the following section.


Policies

The Fund intends to invest in all 500 stocks comprising the S&P 500 Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all 500 stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the S&P 500 Index in a proportion expected by the Investment Adviser to match generally the performance of the Index. In addition, from time to time stocks are added to or removed from the S&P 500 Index. The Fund may sell stocks that are represented in the S&P 500 Index or purchase stocks that are not yet represented in the Index, in anticipation of their removal or addition to the Index.


The following information supplements the information located in the section entitled "Investment Adviser and Sub-adviser" in the Prospectus.

Investment Adviser

The Fund has entered into an investment advisory agreement with the Adviser pursuant to which the Adviser would manage the Fund's assets directly in the event that the Fund were to cease investing substantially all of its assets in the Master Fund. The Adviser does not receive any fees from the Fund under the investment advisory agreement so long as the Fund continues to invest substantially all of its assets in the Master Fund or in another investment company.

SSgA Funds Management, Inc. ("SSgA") is a Massachusetts corporation and serves as investment adviser to the Master Fund. As of June 30, 2002, SSgA managed approximately $62 billion in assets and, together with its affiliates, which comprise State Street Global Advisors, the investment management business of State Street Corporation, managed approximately $770.8 billion in assets. SSgA's principal address is Two International Place, Boston, Massachusetts 02110.

The paragraph describing the portfolio management team of the Fund located in the section entitled "Investment Adviser and Sub-adviser" in the Fund's Prospectus is deleted.

1.This fee represents the total fees paid by the Master Fund of the Master
Trust.
2 This fee represents the total expenses of both the Fund and the Master Fund. 3 The Example includes the total expenses of both the Fund and the Master Fund.

               Statement of Additional Information - May 1, 2002,
                       as supplemented on October 11, 2002


Transamerica Premier Funds

Investor and Institutional Shares





Equity Funds
Transamerica Premier Aggressive Growth Fund
Transamerica Premier Equity Fund
Transamerica Premier Index Fund
Transamerica Premier Growth Opportunities Fund (formerly Premier Small Company Fund)
Transamerica Premier Core Equity Fund (formerly Premier Value Fund)

Combined Equity & Fixed Income Fund
Transamerica Premier Balanced Fund

Fixed Income Funds
Transamerica Premier Bond Fund
Transamerica Premier High Yield Bond Fund
Transamerica Premier Cash Reserve Fund

About the Statement of Additional Information
Transamerica Investors, Inc. (the "Company") is an open-end, management investment company of the series type offering a number of portfolios, known collectively as the Transamerica Premier Funds. This Statement of Additional Information (the "SAI") pertains to the Investor Class and the Institutional Class of shares of the Transamerica Premier Funds (the "Fund or Funds") listed above. Each Fund is managed separately and has its own investment objective, strategies and policies. Each class of each Fund has its own levels of expenses and charges. The minimum initial investment for the Investor Shares is $1,000 per Fund, or $250 to open an IRA. The minimum initial investment for the Institutional Shares is $1,000,000 per Fund. This SAI is not the prospectus: it contains information additional to that available in the Prospectus. Please refer to the Prospectus first, then to this document. Please read it carefully. Save it for future reference.


About the Prospectus
This Statement of Additional Information should be read in connection with the current Prospectus dated May 1, 2002. The Prospectus is available without charge by calling, 1-800-89-ASK-US (1-800-892-7587).

Terms used in the Prospectus are incorporated by reference in this SAI. The Annual Report is also incorporated by reference in this SAI, and it is delivered to you with the SAI. We have not authorized any person to give you any other information.

Contents                                             Page
Investment Goals and Policies ......................    3
Investment Restrictions ............................   16
Management of the Company ..........................   19
Purchase and Redemption of Shares ..................   27
Brokerage Allocation ...............................   28
Determination of Net Asset Value ...................   30
Performance Information ............................   31
Taxes ..............................................   35
Other Information ..................................   36
Disclosure Regarding S&P Trademark .................   37
Financial Statements ...............................   37
Appendix A:  Description of Corporate Bond Ratings .   38
Appendix B:  Description of Fixed-Income Instruments   40

Investment Goals and Policies

The investment goals stated in the Prospectus for each Fund are fundamental. This means they can be changed only with the approval of a majority of shareholders of such Fund. The strategies and policies described in the Prospectus are not fundamental. Strategies and policies can be changed by the Board of Directors of the Company (Board) without your approval. If any investment goals of a Fund change, you should decide if the Fund still meets your financial needs.

The achievement of each Fund's investment goal will depend on market conditions generally and on the analytical and portfolio management skills of the Investment Adviser. There can be no assurance that the investment goal of any of the Funds will be achieved.

Transamerica Premier Index Fund (the "Premier Index Fund") invests all of its investable assets in the State Street Equity 500 Index Portfolio (the "Portfolio"), a series of State Street Master Funds, which has an investment objective identical to the Premier Index Fund. In reviewing the investment objective and policies of the Premier Index Fund you should assume that the investment objective and policies of the Portfolio are the same in all material respects as those of the Premier Index Fund and that, so long as the Premier Index Fund has invested its assets in the Portfolio, the descriptions below of the Premier Index Fund's investment strategies, policies and limitations should be read as applicable to the Portfolio.

Buying and Selling Securities
In general, the Funds purchase and hold securities for capital growth, current income, or a combination of the two, depending on the Fund's investment objective. Portfolio changes can result from liquidity needs, securities reaching a price objective, anticipated changes in interest rates, a change in the creditworthiness of an issuer, or from general financial or market developments. Because portfolio changes usually are not tied to the length of time a security has been held, a significant number of short-term transactions may occur.

The Funds may sell one security and simultaneously purchase another of comparable quality. The Funds may simultaneously purchase and sell the same security to take advantage of short-term differentials and bond yields. In addition, the Funds may purchase individual securities in anticipation of relatively short-term price gains.

Portfolio turnover has not been and will not be a consideration in the investment process. The Investment Adviser buys and sells securities for each Fund whenever it believes it is appropriate to do so. Increased turnover results in higher costs. These costs result from brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Increased turnover may also result in additional short-term gains. Short-term gains are taxable to shareholders as ordinary income, except for tax-qualified accounts (such as IRAs and employer sponsored pension plans).

For the calendar year 2001, the portfolio turnover rate for each Fund was: 70% for the Transamerica Premier Aggressive Growth Fund; 55% for the Transamerica Premier Growth Opportunities Fund (formerly Premier Small Company Fund); 42% for the Transamerica Premier Equity Fund; 61% for the Transamerica Premier Core Equity Fund (formerly Premier Value Fund); 14% for the Transamerica Premier Index Fund; 77% for the Transamerica Premier Balanced Fund; 119% for the Transamerica Premier High Yield Bond Fund; and 442% for the Transamerica Premier Bond Fund. The turnover rate for the Transamerica Premier Cash Reserve Fund is zero for regulatory purposes. A 100% annual turnover rate would occur if all of a Fund's securities were replaced one time during a one year period.

High Yield (`Junk') Bonds
The Transamerica Premier High Yield Bond Fund purchases high yield bonds (commonly called `junk' bonds). These are lower-rated bonds that involve higher current income but are predominantly speculative because they present a higher degree of credit risk than investment-grade bonds. The other Funds, except the Transamerica Premier Index and Transamerica Premier Cash Reserve Funds, may purchase these securities to a limited extent. The Investment Adviser needs to carefully analyze the financial condition of companies issuing junk bonds. The prices of junk bonds tend to be more reflective of prevailing economic and industry conditions, the issuers' unique financial situations, and the bonds' coupon than to small changes in the level of interest rates. But during an economic downturn or a period of rising interest rates, highly leveraged companies can have trouble making principal and interest payments, meeting projected business goals, and obtaining additional financing.

The Funds may also invest in unrated debt securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Changes by recognized rating services in their ratings of a fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the owning Fund's net asset value.

Periods of economic or political uncertainty and change can create volatility in the price of junk bonds. Since the last major economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods. Lower rated securities may also be harder to sell than higher rated securities because of negative publicity and investor perceptions of this market, as well as new or proposed laws dealing with high yield securities. For many junk bonds, there is no established retail secondary market. As a result, it may be difficult for the Investment Adviser to accurately value the bonds because they cannot rely on available objective data.

The Funds will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Investment Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objectives.

At times, a substantial portion of a Fund's assets may be invested in securities of which the Fund, by itself or together with other Funds and accounts managed by the Investment Adviser, holds all or a major portion. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when the Investment Adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.

In order to enforce its rights in the event of a default of these securities, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the securities. This could increase the Fund's operating expenses and adversely affect the Fund's net asset value.

Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The Funds may invest in zero-coupon bonds and payment-in-kind bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and may pay interest either only at maturity, or subsequent to the issue date prior to maturity, rather than at regular intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon bonds and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Certain investment grade securities in which a Fund may invest share some of the risk factors discussed above with respect to lower-rated securities.

Restricted and Illiquid Securities
The Funds may purchase certain restricted securities of U.S. issuers (securities that are not registered under the Securities Act of 1933, as amended (1933 Act) but can be offered and sold to qualified institutional buyers pursuant to Rule 144A under that Act) and limited amounts of illiquid investments, including illiquid restricted securities.

Up to 15% of a Fund's net assets may be invested in securities that are illiquid, except that the Transamerica Premier Cash Reserve Fund may only invest 10% of its net assets in such securities. Securities are considered illiquid when there is no readily available market or when they have legal or contractual restrictions.

Illiquid investments include restricted securities, repurchase agreements that mature in more than seven days, fixed time deposits that mature in more than seven days and participation interests in loans. These investments may be difficult to sell quickly for their fair market value.

Certain repurchase agreements which provide for settlement in more than seven days, however, can be liquidated before the nominal fixed term of seven days. The Investment Adviser will consider such repurchase agreements as liquid. Likewise, restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) that the Board or the Investment Adviser have determined to be liquid will be treated as such.

The SEC staff has taken the position that fixed time deposits maturing in more than seven days, that cannot be traded on a secondary market, and participation interests in loans are not readily marketable and are therefore illiquid. A considerable amount of time may elapse between a Fund's decision to dispose of restricted or illiquid securities and the time which such Fund is able to dispose of them, during which time the value of such securities (and therefore the value of the Fund's shares) could decline.

Certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors under Rule 144A may not be considered illiquid if a dealer or institutional trading market exists. The institutional trading market is relatively new. However, liquidity of a Fund's investments could be impaired if trading for these securities does not further develop or declines. The Investment Adviser determines the liquidity of Rule 144A securities under guidelines approved by the Board.

Derivatives
Each Fund, except for Transamerica Premier Cash Reserve Fund, may use options, futures, forward contracts, and swap transactions (derivatives). The Funds may purchase, or write, call or put options on securities or on indexes (options) and may enter into interest rate or index futures contracts for the purchase or sale of instruments based on financial indexes (futures contracts), options on futures contracts, forward contracts, and interest rate swaps and swap-related products.

By investing in derivatives, the Investment Adviser may seek to protect a Fund against potentially unfavorable movements in interest rates or securities prices, or attempt to adjust a Fund's exposure to changing securities prices, interest rates, or other factors that affect securities values. This is done in an attempt to reduce a Fund's overall investment risk. Although it will not generally be a significant part of a Fund's strategies, the Investment Adviser may also use derivatives to enhance returns. Opportunities to enhance returns arise when the derivative does not reflect the fair value of the underlying securities. None of the Funds will use derivatives for leverage.

Risks in the use of derivatives include: (1) the risk that interest rates and securities prices do not move in the directions being hedged against, in which case the Fund has incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefit; (2) imperfect correlation between the price of derivatives and the movements of the securities' prices or interest rates being hedged; (3) the possible absence of a liquid secondary market for any particular derivative at any time (some derivatives are not actively traded but are custom designed to meet the investment needs of a narrow group of institutional investors and can become illiquid if the needs of that group of investors change); (4) the potential loss if the counterparty to the transaction does not perform as promised; and (5) the possible need to defer closing out certain positions to avoid adverse tax consequences.

The Transamerica Premier Bond Fund and Transamerica Premier Balanced Fund may invest in derivatives with respect to no more than 20% of each Fund's assets; Transamerica Premier Index Fund may invest with respect to no more than 35% of its assets. The Board will closely monitor the Investment Adviser's use of derivatives in each of the Funds to assure they are used in accordance with the investment objectives of each Fund.

Options on Securities and Securities Indexes
The Funds may write (i.e., sell) covered call and put options on any securities in which they may invest. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A Fund would normally write a call option in anticipation of a decrease in the market value of securities of the type in which it may invest. All call options written by a Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding. A Fund's purpose in writing covered call options is to realize greater income than would be realized on securities transactions alone. However, by writing the call option a Fund might forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund would have deposited with its custodian cash or liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, a Fund accepts the risk that it might be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

In addition, a Fund may cover a written call option or put option by maintaining liquid securities in a segregated account with its custodian or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.
A Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in the Fund. A Fund may cover call and put options on a securities index by maintaining cash or liquid securities with a value equal to the exercise price in a segregated account with its custodian.

A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as closing purchase transactions.

A Fund may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize a loss on the purchase of the call option.

A Fund would normally purchase put options in anticipation of a decline in the market value of its securities (protective puts) or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such a Fund would realize a loss on the purchase of the put option.

A Fund would purchase put and call options on securities indexes for the same purposes as it would purchase options on individual securities.

Risks Associated with Options Transactions
There is no assurance that a liquid secondary market will exist for any particular exchange-traded option at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Funds may purchase and sell both options that are traded on U.S., United Kingdom, and other exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by a Fund in options on securities and securities indexes will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser of the Funds. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary securities transactions. The successful use of protective puts for hedging purposes depends in part on an ability to anticipate future price fluctuations and the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts
The Funds may purchase and sell futures contracts and may also purchase and write options on futures contracts. A Fund may purchase and sell futures contracts based on various securities (such as U.S. government securities), securities indexes, and other financial instruments and indexes. A Fund will engage in futures or related options transactions only for bona fide hedging purposes as defined below or to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission (CFTC). All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC.

Futures Contracts A futures contract may generally be described as an agreement between two parties to buy or sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current securities through the sale of futures contracts. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Transamerica Premier Index Fund will use options and futures contracts only to achieve its performance objective of matching the return on the S&P 500.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a Fund's futures contracts on securities will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies Hedging by use of futures contracts seeks to establish more certainty than would otherwise be possible in the effective price or rate of return on securities that a Fund owns or proposes to acquire. A Fund may, for example, take a short position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund's securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's securities.

If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a Fund's securities and futures contracts based on other financial instruments, securities indexes or other indexes, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of a Fund's securities may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities. When hedging of this character is successful, any depreciation in the value of the Fund's securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a long position by purchasing such futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or interest rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the option premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will increase transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations Where permitted, a Fund will engage in futures transactions and in related options transactions only for bona fide hedging or to increase total return to the extent permitted by CFTC regulations. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes, i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, a Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), that Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits a Fund to elect to comply with a different test under which the aggregate initial margin and premiums required to establish positions in futures contracts and options on futures, for the purpose of increasing total return, will not exceed 5% of the Fund's net asset value, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. As permitted, each Fund will engage in transactions in futures contracts and in related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (Code), for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate with its custodian liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and the position which the Fund intends to protect, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

Perfect correlation between a Fund's futures positions and current positions may be difficult to achieve because no futures contracts based on individual equity securities are currently available. The only futures contracts available to these Funds for hedging purposes are various futures on U.S. government securities and securities indexes.

Swap Transactions
The Funds may, to the extent permitted by the SEC, enter into privately negotiated swap transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve swapping a return based on certain securities, instruments, or financial indexes with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indexes.

By entering into swap transactions, a Fund may be able to protect the value of a portion of its securities against declines in market value. A Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or to take advantage of market opportunities which may arise from time to time.

A Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Fund. However, there can be no assurance that the return a Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While a Fund will only enter into swap transactions with counterparties it considers creditworthy, a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. Each Fund will monitor the creditworthiness of parties with which it has swap transactions. If the other party to the swap transaction defaults on its obligations, a Fund would be limited to contractual remedies under the swap agreement. There can be no assurance that a Fund will succeed when pursuing its contractual remedies. To minimize a Fund's exposure in the event of default, the Funds will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund's custodian. To the extent a Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund's obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See "Segregated Accounts."

Swap agreements are considered to be illiquid by the SEC staff and will be subject to the limitations on illiquid investments. See "Restricted and Illiquid Securities."

To the extent that there is an imperfect correlation between the return a Fund is obligated to swap and the securities or instruments representing such return, the value of the swap transaction may be adversely affected. Therefore, a Fund will not enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of the Funds to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in a Fund, or to facilitate the implementation of strategies of purchasing and selling assets for a Fund.

Interest Rate Swaps
The Funds may enter into interest rate swaps for hedging purposes and non-hedging purposes. Since swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, the Investment Adviser believes that swaps do not constitute senior securities as defined in the Investment Company Act of 1940, as amended (1940 Act) and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid securities having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. A Fund will not enter into any interest rate swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party to the swap is considered to be investment grade by the Investment Adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Foreign Securities
The Funds may invest in foreign securities. The Transamerica Premier Index Fund invests only in American Depositary Receipts (ADRs) that are selected by the Standard & Poor's Corporation to be included in the S&P 500 Index. Foreign securities, other than ADRs, will be held in custody by State Street London Limited, who will handle transactions with the transnational depositories Euroclear and Cedel.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign securities transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility.

Changes in foreign currency exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.


Short Sales
The Funds may sell securities which they do not own or own but do not intend to deliver to the buyer (sell short) if, at the time of the short sale, the Fund making the short sale owns or has the right to acquire an equal amount of the security being sold short at no additional cost. These transactions allow the Funds to hedge against price fluctuations by locking in a sale price for securities they do not wish to sell immediately.

A Fund may make a short sale when it decides to sell a security it owns at a currently attractive price. This allows the Fund to postpone a gain or loss for federal income tax purposes and to satisfy certain tests applicable to regulated investment companies under the Code. The Funds will only make short sales if the total amount of all short sales does not exceed 10% of the total assets of the Fund. This limitation can be changed at any time.

Purchase of When-Issued Securities
The Funds may enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the Funds may purchase, for example, new issues of fixed-income instruments on a when-issued basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. A Fund will not purchase securities on a when-issued basis if, as a result, more than 15% of the Fund's net assets would be so invested. In addition, the Funds may invest in asset-backed securities on a delayed delivery basis. This reduces the Funds' risk of early repayment of principal, but exposes the Funds to some additional risk that the transaction will not be consummated.

When a Fund enters into a firm commitment agreement, liability for the purchase price and the rights and risks of ownership of the security accrue to the Fund at the time it becomes obligated to purchase such security, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of such an agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a Fund is obligated to purchase such security it will be required to segregate assets. See "Segregated Accounts."

Segregated Accounts
In connection with when-issued securities, firm commitment agreements, futures, the writing of options, and certain other transactions in which a Fund incurs an obligation to make payments in the future, such Fund may be required to segregate assets with its custodian in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid securities.

Lending of Securities
Subject to investment restriction number 2 titled "Lending" (relating to loans of securities), as a means to earn additional income a Fund may lend its securities to brokers and dealers that are not affiliated with the Investment Adviser, are registered with the Commission and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a Fund will receive as collateral cash, securities issued or guaranteed by the United States government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by applicable law, as reviewed daily. A Fund lending its securities will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Such loans will be terminable by the Fund at any time and will not be made to affiliates of the Investment Adviser. A Fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The Fund must have the right to call the loan and obtain the securities loaned at any time on three days notice. This includes the right to call the loan to enable the Fund to execute shareholder voting rights. Such loans cannot exceed one-third of the Fund's net assets taken at market value. Interest on loaned securities cannot exceed 10% of the annual gross income of the Fund (without offset for realized capital gains). A Fund may pay reasonable fees to persons unaffiliated with the Fund for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy.

A Fund lending securities will incur credit risks as with any extension of credit. The Fund risks delay in recovering the loaned securities should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially. Lending securities to broker-dealers and institutions could result in a loss or a delay in recovering the Fund's securities.

The lending policy described in this paragraph is a fundamental policy that can only be changed by a vote of a majority of shareholders.

Indebtedness
From time to time, the Funds may purchase the direct indebtedness of various companies (Indebtedness) or participation in such Indebtedness. The Transamerica Premier Core Equity Fund (formerly Premier Value Fund) is more likely to invest in such securities than the other Funds. Indebtedness represents a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company (Bank Claims). The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Bank Claims, a Fund steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Such Bank Claims purchased by a Fund may be in the form of loans, notes or bonds.

The Funds normally invest in the Indebtedness which has the highest priority of repayment by the company. However, on occasion, lower priority Indebtedness also may be acquired.

Indebtedness of companies may also include Trade Claims. Trade Claims generally represent money due to a supplier of goods or services to the companies issuing indebtedness. Company Indebtedness, including Bank Claims and Trade Claims, may be illiquid (as defined below).

Borrowing Policies of the Funds
The Funds may borrow money from banks or engage in reverse repurchase agreements, for temporary or emergency purposes. Each Fund may borrow up to one-third of the Fund's total assets. To secure borrowings, each Fund may mortgage or pledge securities in an amount up to one-third of the Fund's net assets. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. The Fund will not make any additional investments, other than reverse repurchase agreements, while the level of the borrowing exceeds 5% of the Fund's total assets.

Variable Rate, Floating Rate, or Variable Amount Securities
The Funds may invest in variable rate, floating rate, or variable amount securities. These are short-term unsecured promissory notes issued by corporations to finance short-term credit needs. They are interest-bearing notes on which the interest rate generally fluctuates on a scheduled basis.

Short-term corporate obligations may also include variable amount master demand notes. Variable amount master notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The borrower is typically a large industrial or finance company which also issues commercial paper. Typically these notes provide that the interest rate is set daily by the borrower. The rate is usually the same or similar to the interest rate on commercial paper being issued by the borrower. Because variable amount master notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at the face value, plus accrued interest, at any time. Accordingly, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund considers earning power, cash flow, and other liquidity ratios of the issuer. The Funds will only invest in master demand notes of U.S. issuers. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the Funds may invest in them only if at the time of an investment the issuer meets the criteria set forth in the Prospectus for all other commercial paper issuers. A Fund will not invest more than 25% of its assets in master demand notes.

Repurchase Agreements
The Funds may enter into repurchase agreements. Repurchase agreements have the characteristics of loans by a Fund, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of a repurchase agreement the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary dealers in United States government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by the Investment Adviser and which have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States government or its agencies or instrumentalities, in which the Fund may otherwise invest. A Fund will not invest in repurchase agreements maturing in more than seven days if that would result in more than 10% of the Fund's net assets being so invested when taking into account the remaining days to maturity of its existing repurchase agreements.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited. If the seller is unable to make a timely repurchase, the expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral. The Funds have established procedures to evaluate the creditworthiness of parties making repurchase agreements.

Reverse Repurchase Agreements and Leverage
The Funds may enter into reverse repurchase agreements with Federal Reserve member banks and U.S. securities dealers from time to time. In a reverse repurchase transaction the Fund sells securities and simultaneously agrees to repurchase them at a price which reflects an agreed-upon rate of interest. The Fund will use the proceeds of reverse repurchase agreements to make other investments which either mature or are under an agreement to resell at a date simultaneous with, or prior to, the expiration of the reverse repurchase agreement. The Fund may utilize reverse repurchase agreements only if the interest income to be earned from the investment proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction.

Reverse repurchase agreements are a form of leverage which increases the opportunity for gain and the risk of loss for a given change in market value. In addition, the gains or losses will cause the net asset value of a Fund's shares to rise or fall faster than would otherwise be the case. There may also be a risk of delay in the recovery of the underlying securities if the opposite party has financial difficulties. A Fund's obligations under all borrowings, including reverse repurchase agreements, will not exceed one-third of the Fund's net assets.

The use of reverse repurchase agreements is included in the Fund's borrowing policy and is subject to the limits of Section 18(f)(1) of the 1940 Act. During the time a reverse repurchase agreement is outstanding, each Fund that has entered into such an agreement maintains a segregated account with its Custodian containing cash or other liquid securities having a value at least equal to the repurchase price under the reverse repurchase agreement.

Municipal Obligations
The Funds, except the Transamerica Premier Index Fund, may invest in municipal obligations. The equity Funds may invest in such obligations as part of their cash management techniques. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer's future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded over the counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features which enable the Fund to demand payment from the issuer or a financial intermediary on short notice.

Small Capitalization Stocks
Except for the Premier Cash Reserve Fund, the Funds may invest in small capitalization stocks. The securities of small companies are usually less actively followed by analysts and may be under-valued by the market, which can provide significant opportunities for capital appreciation; however, the securities of such small companies may also involve greater risks and may be subject to more volatile market movements than securities of larger, more established companies. The securities of small companies are often traded in the over-the counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small companies are likely to be subject to more abrupt or erratic market movements than securities of larger, more established companies.

Over-The-Counter-Market
The Funds may invest in over-the-counter stocks. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. Low trading volumes may make it difficult to find a buyer or seller for the securities of some companies. This will have an effect on the purchase or selling price of a stock.

Mortgage-Backed and Asset-Backed Securities
The Funds may invest in mortgage-backed and asset-backed securities. The Transamerica Premier Bond Fund is more likely to invest in such securities than the other Funds. Mortgage-backed and asset-backed securities are generally securities evidencing ownership or interest in pools of many individual mortgages or other loans. Part of the cash flow of these securities is from the early payoff of some of the underlying loans. The specific amount and timing of such prepayments is difficult to predict, creating prepayment risk. For example, prepayments on Government National Mortgage Association certificates (GNMAs) are more likely to increase during periods of declining long-term interest rates because borrowers tend to refinance when interest rates drop. In the event of very high prepayments, the Funds may be required to invest these proceeds at a lower interest rate, causing them to earn less than if the prepayments had not occurred. Prepayments are more likely to decrease during periods of rising interest rates, causing the expected average life of the underlying mortgages to become longer. This variability of prepayments will tend to limit price gains when interest rates drop and to exaggerate price declines when interest rates rise.

Zero Coupon Bonds
The Funds may invest in zero coupon bonds and strips. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from face value. A single lump sum, which represents both principal and interest, is paid at maturity. Strips are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero coupon bonds. The market value of zero coupon bonds and strips generally is more sensitive to interest rate fluctuations than interest-paying securities of comparable term and quality.

Investments in Other Investment Companies
Up to 10% of each Fund's (except the Premier Index Fund) total assets may be invested in the shares of other investment companies, but only up to 5% of its assets may be invested in any one other investment company. In addition, no Fund (except the Premier Index Fund) may purchase more than 3% of the outstanding shares of any one investment company. The Premier Index Fund may, to the extent permitted under the Investment Company Act of 1940, as amended, and exemptive rules and orders thereunder, invest in shares of other investment companies with investment policies and objectives which are substantially similar to the Fund's (which might result in duplication of certain fees and expenses).

Special Situations
The Funds may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Investment Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a merger proposal or buyout, a leveraged recapitalization, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. It is not the policy of any of the Funds to select investments based primarily on the possibility of one or more of these investment techniques and opportunities being presented.

Investment Restrictions

Investment restrictions numbered 1 through 10 below have been adopted as fundamental policies of the Funds. Under the 1940 Act, a fundamental policy may not be changed with respect to a Fund without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Each Fund will operate as a diversified company within the meaning of the 1940 Act, except the Transamerica Premier Aggressive Growth Fund, which will operate as a non-diversified fund. The non-diversified Fund reserves the right to become diversified by limiting its investments in which more than 5% of the Fund's total assets are invested. Investment restrictions 11 through 14 may be changed by a vote of the Board of Directors of the Company at any time.

1.   Borrowing
Each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33.33% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever outstanding borrowings, not including reverse repurchase agreements, represent 5% or more of a Fund's total assets, the Fund will not make any additional investments.

2.   Lending
No Fund may lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending securities in an amount not to exceed 33.33% of the Fund's assets taken at market value, (c) entering into repurchase agreements (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and
(e) entering into variable rate demand notes.

3.   5% Fund Rule
Except for the Transamerica Premier Aggressive Growth Fund, no Fund may purchase securities (other than U.S. government securities) of any issuer if, as a result of the purchase, more than 5% of the Fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of each Fund, other than the Transamerica Premier Cash Reserve Fund, may be invested without regard to this limitation. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction. With respect to the Transamerica Premier Aggressive Growth Fund, no more than 25% of the Fund's total assets may be invested in the securities of a single issuer (other than cash items and government securities); and, with respect to 50% of the Fund's total assets, no more than 5% may be invested in the securities of a single issuer (other than cash items and government securities). Transamerica Premier Cash Reserve Fund may invest more than 5% of the Fund's total assets, but not more than 25% of the Fund's total assets, in the securities of one issuer for a period not to exceed three business days.

4.  10% Issuer Rule
No Fund may purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to a Fund's investments in government securities and (b) up to 25% of the value of the assets of a Fund may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction. These limitations are subject to any further limitations under the 1940 Act.

5.   25% Industry Rule
No Fund may invest more than 25% of the value of its total assets in securities issued by companies engaged in any one industry, including non-domestic banks or any foreign government. This limitation does not apply to securities issued or guaranteed by the United States government, its agencies or instrumentalities. For the Transamerica Premier Cash Reserve Fund, investments in the following are not subject to the 25% limitation: repurchase agreements and securities loans collateralized by United States government securities, certificates of deposit, bankers' acceptances, and obligations (other than commercial paper) issued or guaranteed by United States banks and United States branches of foreign banks.

6.   Underwriting
No Fund may underwrite any issue of securities, except to the extent that the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act.

7.  Real Estate
No Fund may purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that a Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer's obligations, in the event of a default by that issuer.

8.   Short Sales
No Fund may make short sales of securities or maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

9.   Margin Purchases
No Fund may purchase securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by a Fund.


10.   Commodities
No Fund may invest in commodities, except that each Fund (other than the Transamerica Premier Cash Reserve Fund) may invest in futures contracts (including financial futures contracts or securities index futures contracts) and related options and other similar contracts as described in this Statement of Additional Information and in the Prospectus.

11.   Securities of Other Investment Companies
No Fund may purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act, if as a result of the purchase: (a) more than 10% of the value of the Fund's total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the Fund's total assets would be invested in the securities of any one investment company; or (c) the Fund would own more than 3% of the total outstanding voting securities of any investment company.

As a non-fundamental policy, the Premier Index Fund may, notwithstanding any other investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations the Premier Index Fund (which might result in duplication of certain fees and expenses).

12.   Invest for Control
No Fund may invest in companies for the purposes of exercising control or management.

13.   Warrants
The Transamerica Premier Cash Reserve Fund may not invest in any form of warrants.

14.   Restricted and Illiquid Securities
No Fund will invest more than 15% (10% for the Transamerica Premier Cash Reserve
Fund) of its net assets in illiquid investments, which includes most repurchase agreements maturing in more than seven days, currency and interest rate swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts, participation interests in loans, securities that are not readily marketable, and restricted securities, unless the Investment Adviser determines, based upon a continuing review of the trading markets and available reliable price information for the specific security, that such restricted securities are eligible to be deemed liquid under Rule 144A. For purposes of this restriction, illiquid securities are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. In no event will any Fund's investment in illiquid securities, in the aggregate, exceed 15% (10% for the Transamerica Premier Cash Reserve Fund) of its assets. If through a change in values, net assets, or other circumstances, any Fund were in a position where more than 15% of its assets were invested in illiquid securities, it would take appropriate steps to protect liquidity.

The Board has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. When no market, dealer, or matrix quotations are available for a security, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Board will carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity, and availability of information. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, this investment practice could have the effect of decreasing the level of liquidity in a Fund.

The purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which such securities would trade if they were not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market prices is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions.

Management of the Company

Transamerica Investors, Inc.
Transamerica Investors, Inc. was organized as a Maryland corporation on February 22, 1995. The Company is registered with the SEC under the 1940 Act as an open-end management investment company of the series type. Each Fund constitutes a separate series. All series, except the Transamerica Premier Aggressive Growth Fund, are diversified investment companies. Each series has four classes of shares, Investor Shares, Institutional Shares, A Shares and M Shares. This SAI describes the Investor Class and Institutional Class of shares only. For more information about the A Shares or M Shares, available through brokers, call 800-892-7587. The Company reserves the right to issue additional classes of shares in the future without the consent of shareholders, and can allocate any remaining unclassified shares or reallocate any unissued classified shares. The fiscal year-end of the Company is December 31.

Except for the differences noted, each share of a Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued, is fully paid and nonassessable. Each share of each class of a Fund represents an identical legal interest in the investments of the Fund. Each class has certain expenses related solely to that class. Each class will have exclusive voting rights under any 12b-1 distribution plan related to that class. In the event that a special meeting of shareholders is called, separate votes are taken by each class only if a matter affects, or requires the vote of, that class. Although the legal rights of holders of each class of shares are identical, it is likely that the difference in expenses will result in different net asset values and dividends. The classes may have different exchange privileges.

As a Maryland corporation, the Company is not required to hold regular annual meetings of shareholders. Ordinarily there will be no shareholder meetings, unless requested by shareholders holding 10% or more of the outstanding shares of the Company, or unless required by the 1940 Act or Maryland law. You are entitled to cast one vote for each share you own of each Fund. At a special shareholders meeting, if one is called, issues that affect all the Funds in substantially the same way will be voted on by all shareholders, without regard to the Funds. Issues that do not affect a Fund will not be voted on by the shareholders of that Fund. Issues that affect all Funds, but in which their interests are not substantially the same, will be voted on separately by each Fund.

Directors and Officers
Responsibility for the management and supervision of the Company and its Funds rests with the Board. The Investment Adviser is subject to the direction of the Board.

The names of the directors and executive officers of the Company, their business addresses and their principal occupations during the past five years are listed below. Each of the officers listed below is an employee of an entity that provides services to the Funds. An asterisk (*) appears after the name of each director who is an interested person of the Company, as defined in the 1940 Act.

                                    Position Held with
Name, Address                       Transamerica              Principal Occupations
& Age                               Investors, Inc.           During Past 5 Year
-------------------------------------------------------------------------------------------------
Richard N. Latzer*
Transamerica Center                Chairman of the Board       Chairman of  Transamerica
1150 S. Olive Street                                          Investment Services, Inc., Chairman of
Los Angeles, CA  90015                                        Transamerica Investment Management, LLC
Age  65                                                       Senior Vice President and Chief Investment Officer for Transamerica
                                                              Corporation; President and Chief Executive Officer, Transamerica
                                                              Realty Services. Chief Executive Officer, Transamerica Investment
                                                              Management, LLC.

Gary U. Rolle*                      President                 Chairman and President,
Transamerica Center                                           Transamerica Income Shares Inc.
1150 S. Olive St.                                             and Transamerica Variable Insurance
Los Angeles, CA 90015                                         Fund, Inc.; President &
Age 60                                                        Chief Investment Officer,
                                                              Transamerica Investment Services, Inc.;
                                                              and Chief Investment Officer,
                                                              Transamerica Investment Management, LLC.

Sidney E. Harris                    Director                  Dean of College of Business
Georgia State University                                      Administration, Georgia
35 Broad Street, Suite 718                                    State University since 1997.
Atlanta, Georgia 30303                                        Formerly, Dean of the Peter F.
Age   52                                                      Drucker Management Center,
                                                              Claremont Graduate School.

Charles C. Reed                     Director                  Vice Chairman of Aon Risk
Aon Risk Services                                               Services Inc. of Southern
707 Wilshire Blvd., Suite 6000                                California (business risk
Los Angeles, CA 90017                                         management and insurance
Age   68                                                      brokerage).

Carl R. Terzian                     Director                  Chairman of Carl Terzian
Carl Terzian Associates                                       Associates (public relations).
12400 Wilshire Blvd, Suite 200
Los Angeles, CA 90025
Age  66

E. Lake Setzler                     Treasurer                 Vice President Controller, Transamerica
Transamerica Center                                           Investment Management, LLC;
1150 S. Olive Street                                          Chief Accounting Officer, Alta Residential Mortgage Trust;,
Southern Pacific Bank.                                        Controller
Los Angeles, CA  90015
Age   35

The directors are responsible for major decisions relating to the Funds' objectives, policies and operations. Day-to-day decisions by the officers of the Funds are reviewed by the directors on a quarterly basis. During the interim between quarterly Board meetings, the Executive Committee is empowered to act when necessary for the Board of Directors. The sole member of the Executive Committee is Richard Latzer.

No officer, director or employee of Transamerica Investment Management LLC, or any of its affiliates receives any compensation from the Company for acting as a director or officer of the Company. Each director of the Company who is not an interested person of the Company receives an annual fee of $10,000, and $1,000 for each meeting of the Company's Board attended, and $500 for each Board committee meeting attended, and is reimbursed for expenses incurred in connection with such attendance.

Following is a table of the compensation expected to be paid to each director during the current fiscal year.

Name                       Compensation Paid
--------------------------------------------
Sidney E. Harris                    $15,000
Charles C. Reed                     $15,000
Carl R. Terzian                     $15,000

The officers and directors of Transamerica Investors, Inc. together owned less than 1% of the shares of each of the equity Funds. As of April, 2002, the following shareholders owned 25% or more of the Investor Class shares of the indicated Funds:

                                                     Transamerica               Percent
Shareholder                                          Premier Fund               Owned
Investor Class

Charles Schwab & Co Inc                     Aggressive Growth Fund              26.62%
101 Montgomery St, San Francisco, CA  94104-4122


Charles Schwab & Co Inc                     Growth Opportunities Fund           31.00%
101 Montgomery St, San Francisco, CA  94104-4122

ARC Reinsurance Corporation                          Core Equity Fund           48.88%
Transamerica Investment Services
51 JFK Parkway, Short Hills NJ  07078

Charles Schwab & Co Inc                     Balanced Fund                       32.77%
101 Montgomery St, San Francisco, CA  94104-4122

ARC Reinsurance Corporation                          Bond Fund                  62.77%
Transamerica Investment Services
51 JFK Parkway, Short Hills NJ  07078

Charles Schwab & Co Inc                     High Yield Bond Fund                43.35%
101 Montgomery St, San Francisco, CA  94104-4122

Institutional

Transamerica Life Ins & Annuity Co          High Yield Bond Fund Inst  99.97%
1150 S Olive St T-4, Los Angeles, CA  90015-2211


As of April, 2002, Transamerica Life Insurance and Annuity Company, 1150 S.
Olive Street, Los Angeles, CA 90015 owned 100% of the Institutional Class shares of the Premier High Yield Bond Fund.

In addition, as of April, 2002, the following shareholders owned 5% or more of the Investor Class shares of the indicated equity Funds:

                                                     Transamerica               Percent
Shareholder                                          Premier Fund               Owned
INVESTOR CLASS

ARC Reinsurance Corporation                          Aggressive Growth Fund             10.38%
Transamerica Corporation
51 JFK Parkway, Short Hills, NJ  07078



National Financial Services                          Aggressive Growth Fund             11.25%
200 Liberty St 5th Fl, 1 World Trade Ctr, New York, NY  10281-5500

Transamerica Occidental Life Insurance Co   Equity Fund                         12.50%
PO Box 512101, Los Angeles, CA  90051-0101

Charles Schwab & Co Inc                     Equity Fund                         24.20%
101 Montgomery St, San Francisco, Ca 94104-4122

National Financial Services                          Equity Fund                        5.50%
200 Liberty St 5th Fl, 1 World Trade Ctr, New York, NY  10281-5500

Arc Reinsurance Corporation                          Index Fund                         21.56%
Transamerica Investment Services
51 JFK Parkway, Short Hills, NJ  07078

Transamerica Occidental Life Insurance Co   Index Fund                          8.47%
PO Box 512101, Los Angeles, Ca  90051-0101

Transamerica Occidental Life Ins Corp Acct  Index Fund                          18.73%
1149 S Broadway St Ste B-527, Los Angeles, Ca  90015-2263

Arc Reinsurance Corporation                          Growth Opportunities Fund          10.89%
Transamerica Corporation
51 JFK Parkway, Short Hills, NJ  07078

National Financial Services                          Growth Opportunities Fund          11.21%
 200 Liberty St 5th Fl, 1 World Trade Ctr, New York, Ny  10281-5500


Charles Schwab & Co Inc                     Core Equity Fund                    8.19%
101 Montgomery St, San Francisco, Ca  94104-4122


GARY U and Della V Rolle TTEES              Core Equity Fund           8.20%
The Rolle Family Revocable Trust
1150 South Olive St, Los Angeles CA 90015
Wilmington Trust Company TTEE                        Core Equity Fund           7.03%
Po Box 8882, Wilmington, De  19899-8882

Transamerica Occidental Life Insurance Co   Balanced Fund                       6.92%
Po Box 512101, Los Angeles, Ca  90051-0101

National Financial Services                          Balanced Fund                      9.03%
200 Liberty St 5th Fl, 1 World Trade Ctr, New York, NY  10281-5500

Transamerica Occidental Life Ins Corp Acct  Balanced Fund                       8.41%
1149 S Broadway St Ste B-527, Los Angeles, Ca  90015-2263

Transamerica Occidental Life Insurance Co   Bond Fund                           7.51%
Po Box 512101, Los Angeles, Ca  90051-0101

Charles Schwab & Co Inc                     Bond Fund                           7.34%
101 Montgomery St, San Francisco, Ca  94104-4122

Brenda A Sodini Peter J Sodini JT WROS      High Yield Bond Fund                6.98%
1150 South Olive Street, Los Angeles, CA  90015

Transamerica Occidental Life Insurance Co   Cash Reserve Fund          6.29%
PO Box 512101, Los Angeles, CA  90051-0101

* Charles Schwab & Company, Inc., National Financial Services and National Investors Services Corp hold these shares as nominees for the beneficial owners of such shares (none of whom individually own more than 5% of any of the Funds' outstanding shares). With respect to such shares, these companies have no investment discretion and only limited discretionary voting power as nominee holders.

Trustees and Officers of the State Street Master Funds

The Trustees of the State Street Master Funds (the "Master Trust") are responsible for generally overseeing the Master Trust's business. The following table provides biographical information with respect to each Trustee and officer of the Master Trust. As of August 31, 2002, none of the Trustees was considered an "interested person" of the Master Trust, as defined in the 1940 Act.


............................. .............. ................... ........................ ................. .................

                                                                                         Number of
                             Position(s)    Term of Office                               Portfolios in     Other
                             Held with      and Length of                                Fund Complex      Directorships
                             Fund           Time Served                                  Overseen by       Held by Trustee
                             ----           -----------                                             -      ---------------
Name, Address, and Age                                          Principal Occupation     Trustee
                                                                During Past Five Years

............................. .............. ................... ........................ ................. .................
............................. .............. ................... ........................ ................. .................

Non-Interested Trustees

............................. .............. ................... ........................ ................. .................
............................. .............. ................... ........................ ................. .................
Michael F. Holland
Age: 57                      Trustee and    Term: Indefinite    Holland & Company        14                Director of the
375 Park Avenue              Chairman of                        L.L.C., Chairman, 1995                     Holland Series
New York, NY 10152           the Board      Elected: 9/99       to present.                                Fund, Inc. and
                                                                                                           the China Fund,
                                                                                                           Inc.

............................. .............. ................... ........................ ................. .................
............................. .............. ................... ........................ ................. .................

............................. .............. ................... ........................ ................. .................
............................. .............. ................... ........................ ................. .................
William L. Boyan                                                                         14
Age: 65                      Trustee        Term: Indefinite    Trustee of Old Mutual                      Trustee of Old
86 A Beacon Street                                              South Africa Equity                        Mutual South
Boston, MA 02108                            Elected: 9/99       Trust since 1983;                          Africa Equity
                                                                Chairman of the Board                      Trust
                                                                of Trustees of
                                                                Children's Hospital
                                                                and Children's
                                                                Medical Center since
                                                                1984; Director of
                                                                John Hancock Mutual
                                                                Life Insurance
                                                                Company, 1983 to
                                                                1998; and President
                                                                and Chief Operations
                                                                Officer of John
                                                                Hancock Mutual Life
                                                                Insurance Company,
                                                                1992 to 1998.  Mr.
                                                                Boyan retired in 1999.

............................. .............. ................... ........................ ................. .................
............................. .............. ................... ........................ ................. .................
Rina K. Spence
Age: 53                      Trustee        Term: Indefinite    President of             14                Director of
7 Acacia Street                                                 SpenceCare                                 Berkshire Life
Cambridge, MA 02138                         Elected: 7/99       International LLC                          Insurance
                                                                since 1998; Chief                          Company
                                                                Executive Officer of
                                                                Consensus
                                                                Pharmaceutical, Inc.,
                                                                1998 to 1999; and
                                                                Founder, President
                                                                and Chief Executive
                                                                Officer of Spence
                                                                Center for Women's
                                                                Health, 1994 to 1998.
............................. .............. ................... ........................ ................. .................
............................. .............. ................... ........................ ................. .................

............................. .............. ................... ........................ ................. .................
............................. .............. ................... ........................ ................. .................

Douglas T. Williams          Trustee        Term: Indefinite    Executive Vice           14                None
Age: 62                                                         President of Chase
P.O. Box 5049                               Elected: 7/99       Manhattan Bank, 1987
Boston, MA 02206                                                to 1999.  Mr.
                                                                Williams retired in
                                      1999.
............................. .............. ................... ........................ ................. .................
............................. .............. ................... ........................ ................. .................

............................. .............. ................... ........................ ................. .................
............................. .............. ................... ........................ ................. .................

Officers:

............................. .............. ................... ........................ ................. .................
............................. .............. ................... ........................ ................. .................
                                                                                         ------            ------
Kathleen C. Cuocolo          President      Term: Indefinite    Executive Vice
Age: 49                                                         President of State
Two Avenue de Lafayette,                    Elected: 5/00       Street Bank and Trust
Boston, MA 02111                                                Company since 2000;
                                                                and Senior Vice
                                                                President of State
                                                                Street Bank and Trust
                                                                Company, 1982 to 2000.
............................. .............. ................... ........................ ................. .................
............................. .............. ................... ........................ ................. .................

............................. .............. ................... ........................ ................. .................
............................. .............. ................... ........................ ................. .................
Janine L. Cohen                                                                          ------            ------
Age: 48                      Treasurer      Term: Indefinite    Senior Vice President
Two Avenue de Lafayette,                                        of State Street Bank
Boston, MA 02111                            Elected: 5/00       and Trust Company
                                                                since 2001; and Vice
                                                                President of State
                                                                Street Bank and Trust
                                                                Company, 1992 to 2000.
............................. .............. ................... ........................ ................. .................
............................. .............. ................... ........................ ................. .................

............................. .............. ................... ........................ ................. .................
............................. .............. ................... ........................ ................. .................
Julie A. Tedesco                                                                         ------            ------
Age: 44                      Secretary      Term: Indefinite    Vice President and
One Federal Street                                              Counsel of State
Boston, MA 02110                            Elected: 5/00       Street Bank and Trust
                                                                Company since 2000;
                                                                and Counsel of First
                                                                Data Investor
                                                                Services Group, Inc.,
                                                                1994 to 2000.
............................. .............. ................... ........................ ................. .................

Investment Adviser
The Funds' Investment Adviser is Transamerica Investment Management, LLC, ( the "Adviser" or `TIM"), at 1150 South Olive Street, Los Angeles, California 90015. TIM is controlled by Transamerica Investment Services, Inc.("TIS"), at the same address. TIS was adviser until January 1, 2000. Under an agreement with TIM, TIS provides TIM with certain investment research and other services and, in this regard, it serves as sub-adviser to the Funds. TIM and TIS are jointly referred to as the Advisers.

The Advisers will: (1) supervise and manage the investments of each Fund and direct the purchase and sale of its investment securities; and (2) see that investments follow the investment objectives and comply with government regulations. The Investment Adviser is also responsible for the selection of brokers and dealers to execute transactions for each Fund. Some of these brokers or dealers may be affiliated persons of the Company, the Investment Adviser, Administrator, or the Distributor. Although it is the Company's policy to seek the best price and execution for each transaction, the Investment Adviser may give consideration to brokers and dealers who provide the Funds with statistical information and other services in addition to transaction services. See "Brokerage Allocation" below.

As of November 1, 2002, the Premier Index Fund invests substantially all of its assets in a corresponding portfolio of the Master Trust that has the same investment objective as and investment policies that are substantially similar to those of the Fund. As long as the Premier Index Fund remains completely invested in the Portfolio (or any other investment company), the Investment Adviser is not entitled to receive any investment advisory fee with respect to the Fund. The Premier Index Fund may withdraw its investment from the Portfolio at any time if the Company's Board of Directors determines that it is in the best interests of the Fund and its shareholders to do so. In the event that the Premier Index Fund withdraws its investment from the Master Trust or any other investment company, the Investment Adviser TIM will serve as investment adviser for the Premier Index Fund and shall receive the advisory fee described in the table below. For its services to the other Funds, the Investment Adviser receives an advisory fee. The following fees are based on an annual percentage of the average daily net assets of each Fund. They are accrued daily, and paid monthly.

--------------------------------------------------- -------------------- ------------------ -----------------
Transamerica Premier Fund                           First $1 Billion     Next $1 Billion    Over $2 Billion
--------------------------------------------------- -------------------- ------------------ -----------------
--------------------------------------------------- -------------------- ------------------ -----------------
Aggressive Growth Fund                                     0.85%               0.82%             0.80%
--------------------------------------------------- -------------------- ------------------ -----------------
--------------------------------------------------- -------------------- ------------------ -----------------
Equity Fund                                                0.85%               0.82%             0.80%
--------------------------------------------------- -------------------- ------------------ -----------------
--------------------------------------------------- -------------------- ------------------ -----------------
Index Fund                                                 0.30%               0.30%             0.30%
--------------------------------------------------- -------------------- ------------------ -----------------
--------------------------------------------------- -------------------- ------------------ -----------------
Growth Opportunities Fund (formerly Premier Small          0.85%               0.82%             0.80%
Company Fund)
--------------------------------------------------- -------------------- ------------------ -----------------
--------------------------------------------------- -------------------- ------------------ -----------------
Core Equity Fund (formerly Premier Value Fund)             0.75%               0.72%             0.70%
--------------------------------------------------- -------------------- ------------------ -----------------
--------------------------------------------------- -------------------- ------------------ -----------------
Balanced Fund                                              0.75%               0.72%             0.70%
--------------------------------------------------- -------------------- ------------------ -----------------
--------------------------------------------------- -------------------- ------------------ -----------------
Bond Fund                                                  0.60%               0.57%             0.55%
--------------------------------------------------- -------------------- ------------------ -----------------
--------------------------------------------------- -------------------- ------------------ -----------------
High Yield Bond Fund                                       0.55%               0.52%             0.50%
--------------------------------------------------- -------------------- ------------------ -----------------
--------------------------------------------------- -------------------- ------------------ -----------------
Cash Reserve Fund                                          0.35%               0.35%             0.35%
--------------------------------------------------- -------------------- ------------------ -----------------

Following are the amounts of advisory fees earned, amounts waived, and net amounts received for each Fund over the last three fiscal years. Certain fees were waived by the Investment Adviser.

---------------------------------------------------- ------------------- ------------------- ----------------
Transamerica Premier Fund                                  Advisory fee        Advisory fee     Advisory fee
 Fiscal Year                                                     Earned              Waived     Net Received
Aggressive Growth Fund

    1999                                                     $1,757,339                  $0       $1,757,339
    2000                                                  $1,964.074.11                  $0    $1,964,074.11
    2001                                                     $1,104,967                  $0       $1,104,967
Equity Fund


    1999                                                     $2,797,925                  $0       $2,797,925
    2000                                                  $2,553,778.63                  $0    $2,553,778.63
    2001                                                     $1,555,584                  $0       $1,555,584
Index Fund


    1999                                                       $129,184            $129,184               $0
    2000                                                    $146,504.80         $146,504.80               $0
    2001                                                       $137,882            $137,882               $0
Growth Opportunities Fund (formerly Premier Small
Company Fund)

    1999                                                     $1,776,212                  $0       $1,776,212
    2000                                                  $3,020,051.98                  $0    $3,020,051.98
    2001                                                     $1,238,726                  $0       $1,238,726
Core Equity Fund (formerly Premier Value Fund)
    1999                                                        $66,953             $66,953               $0
    2000                                                     $83,851.47          $68,822.07       $15,029.40
    2001                                                        $95,767                  $0          $95,767
Balanced Fund


    1999                                                       $479,658                  $0         $479,658
    2000                                                    $583,693.05                  $0      $583,693.05
    2001                                                     $1,007,234                  $0       $1,007,234
Bond Fund


    1999                                                       $102,777             $29,779          $72,998
    2000                                                    $105,505.13          $17,174.52       $88,330.61
    2001                                                       $133,228                  $0         $133,228
High Yield Bond Fund
    1999                                                        $10,314             $10,314               $0
    2000                                                    $472,464.28          $45,202.87     ($35,796.71)
    2001                                                       $526,042              $4,754         $521,288
Cash Reserve Fund


    1999                                                       $346,572            $346,572               $0
    2000                                                    $506,386.08         $506,386.08               $0
    2001                                                       $263,228            $180,649          $82,579

---------------------------------------------------- ------------------- ------------------- ----------------

The Investment Adviser TIM is owned by sub-adviser TIS; TIS is a wholly-owned subsidiary of Transamerica Corporation, 600 Montgomery Street, San Francisco, California 94111. Transamerica Corporation is owned by AEGON N.V., one of the world's largest financial services and insurance groups.

SSgA Funds Management, Inc. ("SSgA") is responsible for the investment management of the Portfolio pursuant to an Investment Advisory Agreement dated May 1, 2001 (the "Advisory Agreement"), by and between the Adviser and the Master Trust. SSgA's principal address is Two International Place, Boston, Massachusetts 02110. As of June 30, 2002, SSgA managed approximately $62 billion in assets and, together with its affiliates, which comprise State Street Global Advisors, the investment management business of State Street Corporation, managed approximately $770.8 billion in assets. SSgA's principal address is Two International Place, Boston, Massachusetts 02110.

Administrator
The Funds' Administrator is Transamerica Investment Management, LLC, (Administrator), 1150 South Olive Street, Los Angeles, California 90015. The Administrator will: (1) provide the Funds with administrative and clerical services, including the maintenance of the Funds' books and records; (2) arrange periodic updating of the Funds' prospectus and any supplements; (3) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (4) provide the Funds with adequate office space and all necessary office equipment and services. The Administrator also provides services for the registration of Fund shares with those states and other jurisdictions where its shares are offered or sold. The Administrator has contracted with State Street Bank and Trust Company to perform certain administrative functions.

Each Fund pays all of its expenses not assumed by the Investment Adviser/ Administrator. This includes transfer agent and custodian fees and expenses, legal and auditing fees, printing costs of reports to shareholders, registration fees and expenses, 12b-1 fees, and fees and expenses of directors unaffiliated with Transamerica Corporation.

The Investment Adviser/Administrator may from time to time reimburse the Funds for some or all of their operating expenses. Such reimbursements will increase a Fund's return. This is intended to make the Funds more competitive. This practice may be terminated at any time.

Custodian and Transfer Agent
State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian to the Funds. Under its custodian contract with the Company, State Street is authorized to appoint one or more banking institutions as subcustodians of assets owned by each Fund. For its custody services, State Street receives monthly fees charged to the Funds based upon the month-end, aggregate net asset value of the Funds, plus certain charges for securities transactions. The assets of the Company are held under bank custodianship in accordance with the 1940 Act.

Under a Transfer Agency Agreement, State Street also serves as the Funds' transfer agent. The transfer agent is responsible for: a) opening and maintaining your account; b) reporting information to you about your account; c) paying you dividends and capital gains; and d) handling your requests for exchanges, transfers and redemptions.

DistributorTransamerica Securities Sales Corporation (TSSC) serves as the principal underwriter of shares of the Funds, which are continuously distributed. TSSC is a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which is a wholly-owned subsidiary of Transamerica Corporation. TSSC is registered with the Securities and Exchange Commission as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. TSSC may also enter into arrangements whereby Fund shares may be sold by other broker-dealers, which may or may not be affiliated with TSSC.

Distribution of Shares of the Funds
The 12b-1 plan of distribution and related distribution contracts require the Investor Class of each Fund to pay distribution and service fees to TSSC as compensation for its activities, not as reimbursement for specific expenses. If TSSC's expenses are more than its fees for any Fund, the Fund will not have to pay more than those fees. If TSSC's expenses are less than the fees, it will keep the excess. The Company will pay the distribution and service fees to TSSC until the distribution contracts are terminated or not renewed. In that event, TSSC's expenses over and above any fees through the termination date will be TSSC's sole responsibility and not the obligation of the Company. The Board will review the distribution plan, contracts and TSSC's expenses.

The 12b-1 fee covers such activities as preparation, printing and mailing of the Prospectus and Statement of Additional Information for prospective customers, as well as sales literature and other media advertising, and related expenses. It can also be used to compensate sales personnel involved with selling the Funds.

During 2001 TSSC received $1,652,413 in 12b-1 fees, of which approximately $454,562 was spent on telemarketing and prospectus distribution and approximately $1,197,851 was spent on advertising and sales promotion. There was no sales compensation paid in 2001.

From time to time, and for one or more Funds within each class of Shares, the Distributor may waive any or all of these fees at its discretion.

Purchase and Redemption of Shares

Detailed information on how to purchase and redeem shares of a Fund is included in the Prospectus.

IRA AccountsYou can establish an Individual Retirement Account (IRA), either Regular or Roth IRA, or a Simplified Employee Pension (SEP) or SIMPLE IRA with your employer, or an Education IRA for a child. Contributions to an IRA may be deductible from your taxable income or earnings may be tax-free, depending on your personal tax situation and the type of IRA. Please call 1-800-89-ASK-US (1-800-892-7587) for your IRA application kit, or for additional information. The kit has information on who qualifies for which type of IRA.

If you are receiving a distribution from your pension plan, or you would like to transfer your IRA account from another financial institution, you can continue to get tax-deferred growth by transferring these proceeds to a Transamerica Premier Fund IRA. If you want to rollover distributions from your pension plan to an IRA in one or more of the Funds, the money must be paid directly by your pension plan administrator to Transamerica Premier Funds to avoid a 20% federal withholding tax.

There is an annual fee of $10 per Fund in which you own shares for administering your IRA. This is limited to a maximum annual fee of $40 per taxpayer identification number. This fee is waived if the combined value of all shares in your IRA accounts is $5,000 or more when the fee is due. Alternatively, you can pay a one-time, non-refundable fee of $100 for all IRA accounts that are maintained under the same taxpayer identification number. You may pay the fee directly. Otherwise it will be deducted ordinarily during December of each year or at the time you fully redeem your shares in a Fund, if prior to December. The Company reserves the right to change the fee, but you will be notified at least 30 days in advance of any such change.

Uniform Gifts to Minors
A Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) account allows an adult to put assets in the name of a minor child. The adult maintains control over these assets until the child reaches the age of majority, which is generally 18 or 21. State laws dictate which type of account can be used and the age of majority. An adult must be appointed as custodian for the account and will be legally responsible for administering the account, but the child's Social Security number must be used. Generally, the person selected as custodian is one of the parents or grandparents, but may be some other adult relative or friend. By shifting assets to a custodial account, you may benefit if the child's tax rate is lower.

Investor Share Redemptions in Excess of $250,000
If you request a redemption of up to $250,000, the amount will be paid in cash. If you redeem more than $250,000 from any one account in any one Fund in a 90-day period, we reserve the right to pay you in securities in lieu of cash.

The securities delivered will be selected at the sole discretion of the Fund. They will be readily marketable with an active and substantial secondary market given the type of companies involved and the characteristics of the markets in which they trade, but will not necessarily be representative of the entire Fund. They may be securities that the Fund regards as least desirable. You may incur brokerage costs in converting the securities to cash.

The method of valuing securities used to make the redemptions will be the same as the method of valuing securities described under "Determination of Net Asset Value" later in this document. Such valuation will be made as of the same time the redemption price is determined.

This right is designed to give the Funds the option to lessen the adverse effect of large redemptions on the Fund and its non-redeeming shareholders. For example, assume that a shareholder redeems $1 million on a given day and that the Fund pays him $250,000 in cash and is required to sell securities for $750,000 to raise the remainder of the cash to pay him. The securities valued at $750,000 on the day of the redemption may bring a lower price when sold thereafter, so that more securities may be sold to realize $750,000. In that case, the redeeming shareholder's proceeds would be fixed at $750,000 and the market risk would be imposed on the Fund and its remaining shareholders, who would suffer the loss. By delivering securities instead of cash, the market risk is imposed on the redeeming shareholder. The redeeming shareholder (not the Fund) bears the brokerage cost of selling the securities.

Brokerage Allocation

Subject to the direction of the Board, the Investment Adviser has responsibility for making a Fund's investment decisions, for effecting the execution of trades for a Fund and for negotiating any brokerage commissions thereon. It is the Investment Adviser's policy to obtain the best price and execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade.

The Investment Adviser receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades in a Fund's securities and advice as to the valuation of securities. The Investment Adviser considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction.

Consistent with federal legislation, the Investment Adviser may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The Investment Adviser's judgment as to whether and how it will obtain the specific brokerage and research services will be based upon its analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect the Investment Adviser's opinion as to which services and which means of payment are in the long-term best interests of the Funds. The Investment Adviser will not effect any brokerage transactions in the Funds' securities with any affiliate of the Company, the Investment Adviser, or the Administrator except in accordance with applicable SEC rules.

Certain executive officers of the Investment Adviser also have supervisory responsibility with respect to the securities of the Investment Adviser's own accounts. In placing orders for the purchase and sale of debt securities for a Fund, the Investment Adviser will normally use its own facilities. A Fund and another fund or another advisory client of the Investment Adviser, or the Investment Adviser itself, may desire to buy or sell the same publicly traded security at or about the same time. In such a case, the purchases or sales will normally be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In determining the amounts to be purchased and sold, the main factors to be considered are the respective investment objectives of a Fund and the other funds, the relative size of holdings of the same or comparable securities, availability of cash for investment by a Fund and the other funds, and the size of their respective investment commitments.

During the year ending December 31, 1999, all transactions were allocated to brokers and dealers on the basis of the best execution and no commissions were paid based on research or other services provided.

Over the last three fiscal years all classes of the Funds have paid the following brokerage commissions:

----------------------------- --------------- ---------------- ---------------
Transamerica Premier Fund          2001            2000             1999
----------------------------- --------------- ---------------- ---------------
Aggressive Growth Fund              $192,062         $165,979        $259,928
Equity Fund                         $202,704         $206,029        $232,238
Index Fund                            $9,827           $9,563          $8,226
Growth Opportunities Fund           $190,653         $276,878        $137,513
Core Equity Fund                     $18,483          $11,917         $18,786
Balanced Fund                       $164,753          $72,910         $42,264
Bond Fund                                 $0             $150          $1,110
High Yield Bond Fund                  $4,042           $2,067          $1,379
Total                               $782,524         $745,493        $701,444
----------------------------- --------------- ---------------- ---------------

On December 31, 2001, the Premier Aggressive Growth Fund held stock in Investment Technology Group, Inc. with a value of $4,981,425, and stock in Legg Mason, Inc. with a value of $3,748,500. The Premier Equity Fund held stock in Charles Schwab Corporation with a value of $5,027,750. The Premier Index Fund held stock in Charles Schwab Corporation with a value of $83,198, stock in J.P. Morgan & Co., Inc. with a value of $304,104, stock in Lehman Brothers Holdings, Inc. with a value of $63,794, stock in Merrill Lynch & Company Inc. with a value of $183,410, stock in Morgan Stanley Dean Witter & Co. with a value of $263,813, and stock in The Bear Sterns Companies, Inc. with a value of $23,984. The Premier Growth Opportunities Fund held stock in Investment Technology Group, Inc. with a value of $7,325,625. The Premier Core Equity Fund held stock in Investment Technology Group, Inc. with a value of $644,655. The Premier Balanced Fund held stock in Charles Schwab Corporation with a value of $1,763,580, and stock in Merrill Lynch & Company, Inc. with a value of $2,606,000. In 2001, Instinet Corp., Morgan Stanley Dean Witter & Co., CS First Boston Corp., Salomon Smith Barney (a subsidiary of Citigroup Inc.), Merrill Lynch, Cantor Fitzgerald & Co., Bear Stearns & Co., Inc., Robert W. Baird & Co., Inc. and Bank of America were among these Funds' regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

Determination of Net Asset Value

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of each Fund, and each class of each Fund. In accordance with procedures adopted by the Board, the net asset value per share is calculated by determining the net worth of each Fund (assets, including securities at market value, minus liabilities) divided by the number of that Fund's outstanding shares. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time). Each Fund will compute its net asset value once daily at the close of such trading on each day that the New York Stock Exchange is open for business (as described in the Prospectus).

In the event that the New York Stock Exchange, the Federal Reserve, or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Board will reconsider the time at which net asset value is computed. In addition, the Funds may compute their net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

Assets of the Funds (other than the Transamerica Premier Cash Reserve Fund) are valued as follows:
a) Equity securities and other similar investments (Equities) listed on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System (Nasdaq) are valued at the last sale price on that exchange or NASDAQ on the valuation day; if no sale occurs, equities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices. Equities traded on a foreign exchange will be valued at the official bid price.
b) Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices.
c) Debt securities purchased with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the Investment Adviser and approved by the Board.
d) Options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded.
e) Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies.
f) Forward foreign currency exchange contracts are valued based upon quotations supplied by dealers in such contracts.
g) All other securities and other assets, including those for which a pricing service supplies no quotations or quotations are not deemed by the Investment Adviser to be representative of market values, but excluding debt securities with remaining maturities of 60 days or less, are valued at fair value as determined in good faith pursuant to procedures established by the Board.
h) Debt securities with a remaining maturity of 60 days or less will be valued at their amortized cost, which approximates market value.

Equities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on each business day at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (eastern time) Reuters spot rate. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board.

All of the assets of the Transamerica Premier Cash Reserve Fund are valued on the basis of amortized cost in an effort to maintain a constant net asset value of $1.00 per share. The Board has determined that to be in the best interests of the Transamerica Premier Cash Reserve Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund which uses available market quotations to value all of its securities. The Board has established procedures reasonably designed, taking into account current market conditions and the Transamerica Premier Cash Reserve Fund's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity;
(2) shortening the average maturity of the fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Transamerica Premier Cash Reserve Fund's net asset value might still decline.

Performance Information

The performance information which may be published for the Funds is historical. It is not intended to represent or guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

The Transamerica Premier Equity, Transamerica Premier Index, Transamerica Premier Balanced, Transamerica Premier Bond, and Transamerica Premier Cash Reserve Funds have the same investment adviser and the investment goals and policies, and their strategies are substantially similar in all material respects as the separate accounts which preceded such Funds and were operated in the same manner as such Funds. The Transamerica High Yield Bond separate account transferred (converted) all its assets to the Transamerica Premier High Yield Bond Fund in exchange for shares in the Fund. The separate accounts are not registered with the SEC, nor are they subject to Subchapter M of the Internal Revenue Code of 1986, as amended (Code). Therefore, they were not subject to the investment limitations, diversification requirements, and other restrictions that apply to the Funds. If the separate accounts had been subject to Subchapter M of the Code or regulated as investment companies under the securities laws, their performance may have been adversely affected at times. The separate account performance figures are not the Funds' own performance and should not be considered a substitute for the Funds' own performance. Separate account performance should not be considered indicative of any past or future performance of the Funds.

Average Annual Total Return for Non-Money Market Funds
The Company may publish total return performance information about the Funds. Fund performance usually will be shown either as cumulative total return or average periodic total return compared with other mutual funds by public ranking services, such as Lipper, Inc. Cumulative total return is the actual performance over a stated period of time. Average annual total return is the hypothetical return, compounded annually, that would have produced the same cumulative return if the Fund's performance had been constant over the entire period. Each Fund's total return shows its overall dollar or percentage change in value. This includes changes in the share price and reinvestment of dividends and capital gains.

A Fund can also separate its cumulative and average annual total returns into income results and capital gains or losses. Each Fund can quote its total returns on a before-tax or after-tax basis.

Quotations of average annual total return for any Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over a period of one, five and ten years (or, if less, up to the life of the Fund), calculated pursuant to the formula:

P(1 + T)n = ERV

         Where:
         P        =        a hypothetical initial payment of $1,000

         T         =       an average annual total return

         N         =       the number years

         ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, 10 year period (or fractional portion thereof)

Average Annual Total Returns (as of 12/31/01)
                           .........              1          5      10          Since        Incep-
                                                year       years    years       Inception    tion Date
                                           ----------------------------------------------------------------------
Transamerica Premier Aggressive Growth Fund ..   -23.92%     --      --         18.42%  6/30/97
Transamerica Premier Growth Opportunities Fund   -22.07%     --      --         22.77%  6/30/97
Transamerica Premier Equity Fund .............   -17.62%       13.31%--         14.79%  10/2/95
Transamerica Premier Index Fund ..............   -11.97%       10.53%--         12.93%  10/2/95
Transamerica Premier Core Equity Fund ........   -8.10%      --      --          4.04%  3/31/98

Transamerica Premier Balanced Fund ...........   -5.22%        15.92%--         15.56%  10/2/95
Transamerica Premier High Yield Bond Fund ....    4.49%         5.50%           9.14 -%
Transamerica Premier Bond Fund ...............      9.36%       7.29%--          6.79%  10/2/95
Transamerica Premier Cash Reserve Fund .......      4.12%       5.29%--          5.31%  10/2/95


From time to time, the Portfolio may disclose cumulative total returns in conjunction with the standard format described above. The cumulative total returns will be calculated using the following formula:

CTR   =   (ERV/P) - 1

               Where:  CTR  = The  cumulative  total  return  net  of  Portfolio recurring charges for the period.

               ERV = The ending redeemable value of the hypothetical investment at the end of the period.

               P    = A hypothetical single payment of $1,000.


Money Market Fund Yields
From time to time, the Transamerica Premier Cash Reserve Fund advertises its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Current yield for the Transamerica Premier Cash Reserve Fund will be computed by determining the net change, exclusive of capital changes at the beginning of a seven-day period in the value of a hypothetical investment, subtracting any deductions from shareholder accounts, and dividing the difference by the value of the hypothetical investment at the beginning of the base period to obtain the base period return. This base period return is then multiplied by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculation of effective yield begins with the same base period return used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1)365/7] - 1

Yields for Transamerica Premier Cash Reserve Fund
Investor Class             .........
7-day Current Yield as of 12/31/ 01 =  2.04%
7-day Effective Yield as of 12/31/ 01 =  2.07%

30-Day Yield for Non-Money Market Funds
Although 30-day yields are not used in advertising, they are available upon request. Quotations will be based on all investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and will be computed by dividing net investment income by the value of a share on the last day of the period, according to the following formula:

Yield = 2[({[a-b]/cd} + 1)6 - 1] Where:
a = dividends and interest earned during the period b = the expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum offering price per share on the last day of the period

Published Performance
From time to time the Company may publish, or provide telephonically, an indication of the Funds' past performance as measured by independent sources such as (but not limited to) Lipper, Inc., Weisenberger Investment Companies Service, iMoneyNet Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Company may also advertise information which has been provided to the NASD for publication in regional and local newspapers.

In addition, the Company may from time to time advertise its performance relative to certain indexes and benchmark investments, including:
o the Lipper, Inc. Mutual Fund Performance Analysis, Fixed-Income Analysis and Mutual Fund Indexes (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance);
o the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry);
o the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services);
o Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation);
o        the Hambrecht & Quist Growth Stock Index;
o        the NASDAQ OTC Composite Prime Return;
o        the Russell Midcap Index;
o        the Russell 2000 Index;
o        the ValueLine Composite;
o        the Wilshire 5000 Index;
o the Salomon Brothers World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years);
o the Shearson Lehman Brothers Aggregate Bond Index or its component indexes (the Aggregate Bond Index measures the performance of Treasury, U.S. government agencies, mortgage and Yankee bonds);
o the S&P Bond indexes (which measure yield and price of corporate, municipal and U.S. government bonds);
o        the J.P. Morgan Global Government Bond Index;
o iMoneyNet Market Fund Report (which provides industry averages of 7-day annualized and compounded yields of taxable, tax-free and U.S. government money market funds);
o historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including
     EAFE), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data;
o        the FT-Actuaries Europe and Pacific Index;
o mutual fund performance indexes published by Morningstar, Inc., Variable Annuity Research & Data Service, the Investment
     Company Institute, the Investment Company Data, Inc., Media General Financial, and Value Line Mutual Fund Survey; and
o        financial industry analytical surveys, such as Piper Universe.

The composition of the investments in such indexes and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund. These indexes and averages are generally unmanaged and the items included in the calculations of such indexes and averages may be different from those of the equations used by the Company to calculate a Fund's performance figures.

The Funds may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return. For example, unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

The Company may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Investment Adviser's views as to markets, the rationale for a Fund's investments, and discussions of the Fund's current asset allocation.

From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in a particular Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

Such performance data will be based on historical results and will not be intended to indicate future performance. The total return or yield of a Fund will vary based on market conditions, expenses, investments, and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption.

Taxes

For each taxable year, each Fund intends to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). This exempts the Funds from federal income and excise taxes, if the Funds distribute to their shareholders at least 90% of their investment company taxable income, consisting generally of net investment income, net short-term capital gains, and net gains from certain foreign currency transactions. Shareholders are subject to tax on these distributions. The Company must also meet the following additional requirements: (1) The Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies (Income Requirement); (2) At the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) At the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

Each Fund will be subject to a nondeductible 4% excise tax on amounts not distributed to shareholders on a timely basis. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Dividends and interest received by each Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

Certain of the Funds may invest in the stock of passive foreign investment companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) At least 75% of its gross income is passive; or (2) An average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund would be subject to Federal income tax on a portion of any excess distribution received on the stock of a PFIC or of any gain on disposition of that stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income would be included in the Fund's investment company taxable income, and accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a qualified electing fund, then in lieu of the foregoing tax and interest obligation, that Fund will be required to include income each year to its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss), even if they are not distributed to the Fund; those amounts would be subject to the Distribution Requirement. The ability of a Fund to make this election may be limited.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by a Fund. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of the Funds' activities. Potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any applicable state, local, or foreign taxes.

Other Information

Legal Matters
An opinion of counsel as to the legality of the shares of the Funds has been given by Regina Fink, Vice President and Associate General Counsel of Transamerica Occidental Life Insurance Company.

Independent Auditors
Ernst & Young LLP, 725 S. Figueroa Street, Los Angeles, California 90017, serves as independent auditors for the Funds, and in that capacity examines the annual financial statements of the Company.

Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Company and the shares of the Funds discussed in this SAI. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this Statement of Additional Information. Statements contained herein concerning the contents of certain other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.

Bond Ratings Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate.

Although securities ratings are considered when making investment decisions, the Investment Adviser performs its own investment analysis and does not rely principally on the ratings assigned by the rating services. This analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects are also considered.

Because of the greater number of considerations involved in investing in lower-rated securities, the achievement of the Transamerica Premier High Yield Bond Fund's objectives depends more on the analytical abilities of the investment team than is the case with the Transamerica Premier Balanced Fund and the Transamerica Premier Bond Fund, which both invest primarily in securities in the higher rating categories.

For more detailed information on bond ratings, including gradations within each category of quality, see Appendix A.

Disclosure Regarding S&P Trademark

The Premier Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill companies, Inc., ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee Adviser the licensing of certain trademarks and trade names of the S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owner of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Financial Statements

The audited Annual Report for the fiscal year ended December 31, 2001 is a separate report supplied with this SAI and is incorporated herein by reference.

Appendix A

Description of Corporate Bond Ratings

Moody's Investors Service, Inc. and Standard and Poor's Corporation are two prominent independent rating agencies that rate the quality of bonds. Following are expanded explanations of the ratings shown in the Prospectus.

Moody's Investors Service, Inc. Aaa: Bonds with this rating are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure.

Aa: Bonds with this rating are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude.

A: Bonds with this rating possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds with this rating are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds with this rating are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds with this rating generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds with this rating are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds with this rating represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds with this rating are the lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Generally, investment-grade debt securities are those rated Baa3 or better by Moody's.

Standard & Poor's Corporation AAA: This rating is the highest rating assigned by Standard & Poor's and is indicative of a very strong capacity to pay interest and repay principal.

AA: This rating indicates a very strong capacity to pay interest and repay principal and differs from the higher rated issues only by a small degree.

A: This rating indicates a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: This rating indicates an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC: These ratings indicate, on balance, a predominantly speculative capacity of the issuer to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: This rating indicates debt in default, and payment of interest and/or repayment of principal are in arrears.

The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories, for example A or B+.

Generally, investment-grade debt securities are those rated BBB or better by Standard & Poor's.

Appendix B

Description of Fixed-Income Instruments

U.S. Government Obligations
Securities issued or guaranteed as to principal and interest by the United States government include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills have a maturity of one year or less; Treasury Notes have maturities of one to ten years; and Treasury Bonds can be issued with any maturity period but generally have a maturity of greater than ten years. Agencies of the United States government which issue or guarantee obligations include, among others, the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States government include securities issued or guaranteed by, among others, banks of the Farm Credit System, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Intermediate Credit Banks, Federal Land Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

Certificates of Deposit
Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks, savings and loan associations or savings banks against funds deposited in the issuing institution.

Time Deposits
Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received. Certain time deposits may be considered illiquid.

Bankers' Acceptance
A bankers' acceptance is a draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper
Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding 270 days.

Variable Rate, Floating Rate, or Variable Amount Securities
Variable rate, floating rate, or variable amount securities are short-term unsecured promissory notes issued by corporations to finance short-term credit needs. These are interest-bearing notes on which the interest rate generally fluctuates on a scheduled basis.

Corporate Debt Securities
Corporate debt securities are debt issued by a corporation that pays interest and principal to the holders at specified times.

Asset-Backed Securities
Asset-backed securities are securities which represent an undivided fractional interest in a trust whose assets generally consist of mortgages, motor vehicle retail installment sales contracts, or other consumer-based loans.

Participation Interests in Loans
A participation interest in a loan entitles the purchaser to receive a portion of principal and interest payments due on a commercial loan extended by a bank to a specified company. The purchaser of such an interest has no recourse against the bank if payments of principal and interest are not made by the borrower and generally relies on the bank to administer and enforce the loan's terms.

International Organization Obligations
International organization obligations include obligations of those organizations designated or supported by U.S. or foreign government agencies to promote economic reconstruction and development, international banking, and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank, and the InterAmerican Development Bank.

Custody Receipts
A Fund may acquire custody receipts in connection with securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities. Such custody receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities. These custody receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS). For certain securities law purposes, custody receipts are not considered U.S. government securities.

Pass-Through Securities
The Funds may invest in mortgage pass-through securities such as Government National Mortgage Association (GNMA) certificates or Federal National Mortgage Association (FNMA) and other mortgage-backed obligations, or modified pass-through securities such as collateralized mortgage obligations issued by various financial institutions. In connection with these investments, early repayment of investment principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose the Fund to a lower rate of return upon reinvestment of the principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool of pass-through securities. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Fund, the maturity of each of these securities will be the average life of such securities based on the most recent or estimated annual prepayment rate.












Transamerica Securities Sales Corporation, Distributor
TPF 438

                           Transamerica Premier Funds

                        Supplement Dated October 11, 2002
                         to the Prospectus Dated May 1,
                2002 for the Class A Shares and Class M Shares of
                       the Transamerica Premier Index Fund


Effective November 8, 2002, the Transamerica Premier Index Fund (the "Fund") will invest substantially all of its assets in a corresponding portfolio of the State Street Master Funds that has the same investment objective as the Fund and investment policies that are substantially similar to those of the Fund.

The following paragraphs replace the first two paragraphs located in the section entitled "Funds at a Glance" of the Prospectus.

Transamerica Premier Index Fund

The Fund seeks to track the performance of the Standard & Poor's 500 Composite Stock Price Index, also known as the S&P 500 Index. The Index is composed of 500 common stocks that are chosen by Standard & Poor's Corporation.

It attempts to reproduce the overall investment characteristics of the S&P 500 Index by investing its investable assets in the State Street Equity 500 Index Portfolio (the "Master Fund"), a series of the State Street Master Funds (the "Master Trust"). The Master Fund has the same investment objective as the Fund and investment policies that are substantially similar to those of the Fund.



The following information replaces similar information located in the section entitled "Fees and Expenses" of the Fund's Class A Shares Prospectus.

Fees and Expenses

There is a maximum sales charge (as a percentage of offering price) of 5.25% for this Fund and investors do pay fees and expenses incurred by the Fund.

Annual Fund Operating Expenses (as a percent of average net assets)

                                                     Total         Fee Waiver
Transamerica     Management  Distribution  Other     Operating     and Expense      Net
Premier Fund     Fee         (12b-1) Fee   Expenses  Expenses      Reimbursements   Expenses

Index            0.045%4     0.350%        4.735%    5.130%5       4.63%            0.50%

The Fund's total operating expenses reflect the costs associated with investing substantially all of its assets in the Master Fund and are estimates based on the current fees. The Adviser has agreed, for 10 years or for such shorter time as the A Class shares are outstanding, to reimburse operating expenses to the extent necessary so that annualized expenses for each Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the percentages shown in the Net Expenses column.


Example
The table below is to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you make a one-time investment of $10,000 in the Fund and hold your shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as shown above. The example is based on expenses with waivers and reimbursements. The example assumes no fees for IRA accounts. Costs are the same whether you redeem at the end of any period or not. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

         Investment Period
Premier Fund        1 Year   3 Years  5 Years  10 Years
Index6              $575     $679     $792     $1,123

The following information replaces similar information located in the section entitled "Fees and Expenses" of the Fund's Class M Shares Prospectus.

Fees and Expenses

There is a maximum sales charge (as a percentage of offering price) of 1.00% for this Fund and investors do pay fees and expenses incurred by the Fund.

Annual Fund Operating Expenses (as a percent of average net assets)

                                                      Total         Fee Waiver
Transamerica     Management  Distribution  Other     Operating     and Expense      Net
Premier Fund     Fee         (12b-1) Fee   Expenses  Expenses      Reimbursements   Expenses

Index            0.045%7     0.600%         3.535%   4.180%8       3.43%            0.75%

The Fund's total operating expenses reflect the costs associated with investing substantially all of its assets in the Master Fund and are estimates based on the current fees. The Adviser has agreed, for 10 years or for such shorter time as the M Class shares are outstanding, to reimburse operating expenses to the extent necessary so that annualized expenses for each Fund (other than interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the percentages shown in the Net Expenses column.]


Example
The table below is to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you make a one-time investment of $10,000 in the Fund and hold your shares for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as shown above. The example is based on expenses with waivers and reimbursements. The example assumes no fees for IRA accounts. Costs are the same whether you redeem at the end of any period or not. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

         Investment Period
Premier Fund        1 Year   3 Years  5 Years  10 Years
Index9              $176     $338     $514     $1,024


The section entitled "The Funds in Detail - Premier Index Fund - Strategies" in the Prospectus is deleted and replaced with the following section:

Strategies

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the Master Fund of the Master Trust. In reviewing the investment objective and policies of the Fund, you should assume that the investment objective and policies of the Master Fund are the same in all material respects as those of the Fund (and that, at times when the Fund has invested its assets in the Master Fund, the descriptions of the Fund's investment strategies and risks should be read as also applicable to the Master
Fund). There is no assurance that the Fund will achieve its investment objective.

The Fund generally purchases common stocks in proportion to their presence in the Index. To help offset normal operating and investment expenses and to maintain liquidity, the Fund also invests in futures and options with returns linked to the S&P 500, as well as short-term money market securities and debt securities. The Investment Adviser regularly balances the proportions of these securities so that they will replicate the performance of the S&P 500 as closely as possible. The correlation between the performance of the Fund and the S&P 500 Index is expected to be 0.95 or higher (a correlation of 1.00 would indicate perfect correlation). There is no assurance that the Fund will achieve the expected correlation.

The Fund may also, to the extent permitted by applicable law, invest in shares of other mutual funds whose investment objectives and policies are similar to those of the Fund. The Fund may also enter into other derivatives transactions, including the purchase or sale of options or enter into swap transactions, to assist in matching the performance of the Index.


The first paragraph of the section entitled "The Funds in Detail - Premier Index Fund - Policies" is deleted and replaced with the following section.


Policies

The Fund intends to invest in all 500 stocks comprising the S&P 500 Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all 500 stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the S&P 500 Index in a proportion expected by the Investment Adviser to match generally the performance of the Index. In addition, from time to time stocks are added to or removed from the S&P 500 Index. The Fund may sell stocks that are represented in the S&P 500 Index or purchase stocks that are not yet represented in the Index, in anticipation of their removal or addition to the Index.


The following information supplements the information located in the section entitled "Investment Adviser and Sub-adviser" in the Prospectus.

Investment Adviser

The Fund has entered into an investment advisory agreement with the Adviser pursuant to which the Adviser would manage the Fund's assets directly in the event that the Fund were to cease investing substantially all of its assets in the Master Fund. The Adviser does not receive any fees from the Fund under the investment advisory agreement so long as the Fund continues to invest substantially all of its assets in the Master Fund or in another investment company.

SSgA Funds Management, Inc. ("SSgA") is a Massachusetts corporation and serves as investment adviser to the Master Fund. As of June 30, 2002, SSgA managed approximately $62 billion in assets and, together with its affiliates, which comprise State Street Global Advisors, the investment management business of State Street Corporation, managed approximately $770.8 billion in assets. SSgA's principal address is Two International Place, Boston, Massachusetts 02110.

The paragraph describing the portfolio management team of the Fund located in the section entitled "Investment Adviser and Sub-adviser" in the Fund's Prospectus is deleted.

In the prospectus, the following information is to be inserted on Page 2 under the heading "The Funds at a Glance" and on page 27 under the heading "Buying Class M Shares":

Effective November 18, 2002, the Class M Shares of the Funds will no longer accept investments.


In the prospectus, the following paragraph replaces the paragraph on Page 13 under the heading "EXAMPLE":

The table below is to help you compare the cost of investing in these Funds with the cost of investing in other mutual funds. The examples assume that you make a one-time investment of $10,000 in each Fund an hold your shares fo rthe time periods indicated. The examples assume that your investment has a 5% return each year and that the Funds' operating expenses remain the same as shown above. The examples are based on expenses with waivers and reimbursements. The examples also assume payment of the maximum sales charge and redemptions at the end of each period. The examples assume no fees for IRA accounts. Costs are the same whether you redeem at the end of any period or not. Although, your actual costs may be higher or lower, based on these assumptions, you cost would be:


--------
1.This fee represents the total fees paid by the Master Fund of the Master
Trust.
2 This fee represents the total expenses of both the Fund and the Master Fund. 3 The Example includes the total expenses of both the Fund and the Master Fund. 4 This fee represents the total fees paid by the Master Fund of the Master Trust.
5 This fee represents the total expenses of both the Fund and the Master Fund. 6 The Example includes the total expenses of both the Fund and the Master Fund.

               Statement of Additional Information - May 1, 2002,
                       as supplemented on October 11, 2002


Transamerica Premier Funds

Class A Shares and Class M Shares





Equity Funds
Transamerica Premier Aggressive Growth Fund
Transamerica Premier Equity Fund
Transamerica Premier Index Fund
Transamerica Premier Growth Opportunities Fund (formerly Premier Growth
        Opportunities Fund)
Transamerica Premier Core Equity Fund (formerly Premier Value Fund)

Combined Equity & Fixed Income Fund
Transamerica Premier Balanced Fund

Fixed Income Funds
Transamerica Premier Bond Fund
Transamerica Premier High Yield Bond Fund
Transamerica Premier Cash Reserve Fund

About the Statement of Additional Information
Transamerica Investors, Inc. (the "Company") is an open-end, management investment company of the series type offering a number of portfolios, known collectively as the Transamerica Premier Funds. This Statement of Additional Information (the "SAI") pertains to the Class A Shares and Class M Shares of the Transamerica Premier Funds (the "Fund or Funds") listed above. Each Fund is managed separately and has its own investment objective, strategies and policies. Each class of each Fund has its own levels of expenses and charges. The minimum initial investment is $10,000 per Fund, except for qualified pension plans. This SAI is not the prospectus: it contains information additional to that available in the Prospectus. Please refer to the Prospectus first, then to this document. Please read it carefully. Save it for future reference.

About the Prospectus
This Statement of Additional Information should be read in connection with the current Prospectus dated May 1, 2002. The Prospectus is available without charge from your sales representative.

Terms used in the Prospectus are incorporated by reference in this SAI. The Annual Report is also incorporated by reference in this SAI, and it is delivered to you with the SAI. We have not authorized any person to give you any other information.



Contents                                                               Page
Investment Goals and Policies.........................................  3
Investment Restrictions............................................... 16
Management of the Company............................................. 19
Purchase and Redemption of Shares..................................... 30
Brokerage Allocation.................................................. 36
Determination of Net Asset Value...................................... 37
Performance Information............................................... 39
Taxes..................................................................43
Other Information..................................................... 44
Disclosure Regarding S&P Trademark.................................... 45
Financial Statements.................................................. 45
Appendix A:  Description of Corporate Bond Ratings.................... 46
Appendix B:  Description of Fixed-Income Instruments.................. 48

Investment Goals and Policies

The investment goals stated in the Prospectus for each Fund are fundamental. This means they can be changed only with the approval of a majority of shareholders of such Fund. The strategies and policies described in the Prospectus are not fundamental. Strategies and policies can be changed by the Board of Directors of the Company (Board) without your approval. If any investment goals of a Fund change, you should decide if the Fund still meets your financial needs.

The achievement of each Fund's investment goal will depend on market conditions generally and on the analytical and portfolio management skills of the Investment Adviser. There can be no assurance that the investment goal of any of the Funds will be achieved.

Transamerica Premier Index Fund (the "Premier Index Fund") invests all of its investable assets in the State Street Equity 500 Index Portfolio (the "Portfolio"), a series of State Street Master Funds, which has an investment objective identical to the Premier Index Fund. In reviewing the investment objective and policies of the Premier Index Fund you should assume that the investment objective and policies of the Portfolio are the same in all material respects as those of the Premier Index Fund and that, so long as the Premier Index Fund has invested its assets in the Portfolio, the descriptions below of the Premier Index Fund's investment strategies, policies and limitations should be read as applicable to the Portfolio.

Buying and Selling Securities
In general, the Funds purchase and hold securities for capital growth, current income, or a combination of the two, depending on the Fund's investment objective. Portfolio changes can result from liquidity needs, securities reaching a price objective, anticipated changes in interest rates, a change in the creditworthiness of an issuer, or from general financial or market developments. Because portfolio changes usually are not tied to the length of time a security has been held, a significant number of short-term transactions may occur.

The Funds may sell one security and simultaneously purchase another of comparable quality. The Funds may simultaneously purchase and sell the same security to take advantage of short-term differentials and bond yields. In addition, the Funds may purchase individual securities in anticipation of relatively short-term price gains.

Portfolio turnover has not been and will not be a consideration in the investment process. The Investment Adviser buys and sells securities for each Fund whenever it believes it is appropriate to do so. Increased turnover results in higher costs. These costs result from brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Increased turnover may also result in additional short-term gains. Short-term gains are taxable to shareholders as ordinary income, except for tax-qualified accounts (such as IRAs and employer sponsored pension plans).

For the calendar year 2001, the portfolio turnover rate for each Fund was: 70% for the Transamerica Premier Aggressive Growth Fund; 55% for the Transamerica Premier (formerly Premier Growth Opportunities Fund); 42% for the Transamerica Premier Equity Fund; 14% for the Transamerica Premier Index Fund; 61% for the Transamerica Premier Core Equity Fund (formerly Premier Value Fund); 77% for the Transamerica Premier Balanced Fund; 119% for the Transamerica Premier High Yield Bond Fund; and 442% for the Transamerica Premier Bond Fund. The turnover rate for the Transamerica Premier Cash Reserve Fund is zero for regulatory purposes. A 100% annual turnover rate would occur if all of a Fund's securities were replaced one time during a one year period.

High Yield (`Junk') Bonds
The Transamerica High Yield Bond Fund purchases high yield bonds (commonly called `junk' bonds). These are lower-rated bonds that involve higher current income but are predominantly speculative because they present a higher degree of credit risk than investment-grade bonds. The other Funds, except the Transamerica Premier Index and Transamerica Premier Cash Reserve Funds, may purchase these securities to a limited extent. The Investment Adviser needs to carefully analyze the financial condition of companies issuing junk bonds. The prices of junk bonds tend to be more reflective of prevailing economic and industry conditions, the issuers' unique financial situations, and the bonds' coupon than to small changes in the level of interest rates. But during an economic downturn or a period of rising interest rates, highly leveraged companies can have trouble making principal and interest payments, meeting projected business goals, and obtaining additional financing.

The Funds may also invest in unrated debt securities. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Changes by recognized rating services in their ratings of a fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the owning Fund's net asset value.

Periods of economic or political uncertainty and change can create volatility in the price of junk bonds. Since the last major economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of future performance during such periods. Lower rated securities may also be harder to sell than higher rated securities because of negative publicity and investor perceptions of this market, as well as new or proposed laws dealing with high yield securities. For many junk bonds, there is no established retail secondary market. As a result, it may be difficult for the Investment Adviser to accurately value the bonds because they cannot rely on available objective data.

The Funds will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Investment Adviser will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objectives.

At times, a substantial portion of a Fund's assets may be invested in securities of which the Fund, by itself or together with other Funds and accounts managed by the Investment Adviser, holds all or a major portion. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when the Investment Adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.

In order to enforce its rights in the event of a default of these securities, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the securities. This could increase the Fund's operating expenses and adversely affect the Fund's net asset value.

Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

The Funds may invest in zero-coupon bonds and payment-in-kind bonds. Zero-coupon bonds are issued at a significant discount from their principal amount and may pay interest either only at maturity, or subsequent to the issue date prior to maturity, rather than at regular intervals during the life of the security. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and payment-in-kind bonds are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon bonds and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Certain investment grade securities in which a Fund may invest share some of the risk factors discussed above with respect to lower-rated securities.

Restricted and Illiquid Securities
The Funds may purchase certain restricted securities of U.S. issuers (securities that are not registered under the Securities Act of 1933, as amended (1933 Act) but can be offered and sold to qualified institutional buyers pursuant to Rule 144A under that Act) and limited amounts of illiquid investments, including illiquid restricted securities.

Up to 15% of a Fund's net assets may be invested in securities that are illiquid, except that the Transamerica Premier Cash Reserve Fund may only invest 10% of its net assets in such securities. Securities are considered illiquid when there is no readily available market or when they have legal or contractual restrictions.

Illiquid investments include restricted securities, repurchase agreements that mature in more than seven days, fixed time deposits that mature in more than seven days and participation interests in loans. These investments may be difficult to sell quickly for their fair market value.

Certain repurchase agreements which provide for settlement in more than seven days, however, can be liquidated before the nominal fixed term of seven days. The Investment Adviser will consider such repurchase agreements as liquid. Likewise, restricted securities (including commercial paper issued pursuant to Section 4(2) of the 1933 Act) that the Board or the Investment Adviser have determined to be liquid will be treated as such.

The SEC staff has taken the position that fixed time deposits maturing in more than seven days, that cannot be traded on a secondary market, and participation interests in loans are not readily marketable and therefore illiquid. A considerable amount of time may elapse between a Fund's decision to dispose of restricted or illiquid securities and the time which such Fund is able to dispose of them, during which time the value of such securities (and therefore the value of the Fund's shares) could decline.

Certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors under Rule 144A may not be considered illiquid if a dealer or institutional trading market exists. The institutional trading market is relatively new. However, liquidity of a Fund's investments could be impaired if trading for these securities does not further develop or declines. The Investment Adviser determines the liquidity of Rule 144A securities under guidelines approved by the Board.

Derivatives
Each Fund, except for Transamerica Premier Cash Reserve Fund, may use options, futures, forward contracts, and swap transactions (derivatives). The Funds may purchase, or write, call or put options on securities or on indexes (options) and may enter into interest rate or index futures contracts for the purchase or sale of instruments based on financial indexes (futures contracts), options on futures contracts, forward contracts, and interest rate swaps and swap-related products.

By investing in derivatives, the Investment Adviser may seek to protect a Fund against potentially unfavorable movements in interest rates or securities prices, or attempt to adjust a Fund's exposure to changing securities prices, interest rates, or other factors that affect securities values. This is done in an attempt to reduce a Fund's overall investment risk. Although it will not generally be a significant part of a Fund's strategies, the Investment Adviser may also use derivatives to enhance returns. Opportunities to enhance returns arise when the derivative does not reflect the fair value of the underlying securities. None of the Funds will use derivatives for leverage.

Risks in the use of derivatives include: (1) the risk that interest rates and securities prices do not move in the directions being hedged against, in which case the Fund has incurred the cost of the derivative (either its purchase price or, by writing an option, losing the opportunity to profit from increases in the value of the securities covered) with no tangible benefit; (2) imperfect correlation between the price of derivatives and the movements of the securities' prices or interest rates being hedged; (3) the possible absence of a liquid secondary market for any particular derivative at any time (some derivatives are not actively traded but are custom designed to meet the investment needs of a narrow group of institutional investors and can become illiquid if the needs of that group of investors change); (4) the potential loss if the counterparty to the transaction does not perform as promised; and (5) the possible need to defer closing out certain positions to avoid adverse tax consequences.

The Transamerica Premier Bond Fund and Transamerica Premier Balanced Fund may invest in derivatives with respect to no more than 20% of each Fund's assets; Transamerica Premier Index Fund may invest with respect to no more than 35% of its assets. The Board will closely monitor the Investment Adviser's use of derivatives in each of the Funds to assure they are used in accordance with the investment objectives of each Fund.

Options on Securities and Securities Indexes
The Funds may write (i.e., sell) covered call and put options on any securities in which they may invest. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A Fund would normally write a call option in anticipation of a decrease in the market value of securities of the type in which it may invest. All call options written by a Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding. A Fund's purpose in writing covered call options is to realize greater income than would be realized on securities transactions alone. However, by writing the call option a Fund might forgo the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that such Fund would have deposited with its custodian cash or liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, a Fund accepts the risk that it might be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

In addition, a Fund may cover a written call option or put option by maintaining liquid securities in a segregated account with its custodian or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.
A Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in the Fund. A Fund may cover call and put options on a securities index by maintaining cash or liquid securities with a value equal to the exercise price in a segregated account with its custodian.

A Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as closing purchase transactions.

A Fund may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. A Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize a loss on the purchase of the call option.

A Fund would normally purchase put options in anticipation of a decline in the market value of its securities (protective puts) or in securities in which it may invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such a Fund would realize a loss on the purchase of the put option.

A Fund would purchase put and call options on securities indexes for the same purposes as it would purchase options on individual securities.

Risks Associated with Options Transactions
There is no assurance that a liquid secondary market will exist for any particular exchange-traded option at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Funds may purchase and sell both options that are traded on U.S., United Kingdom, and other exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a Fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

Transactions by a Fund in options on securities and securities indexes will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser of the Funds. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary securities transactions. The successful use of protective puts for hedging purposes depends in part on an ability to anticipate future price fluctuations and the degree of correlation between the options and securities markets.

Futures Contracts and Options on Futures Contracts
The Funds may purchase and sell futures contracts and may also purchase and write options on futures contracts. A Fund may purchase and sell futures contracts based on various securities (such as U.S. government securities), securities indexes, and other financial instruments and indexes. A Fund will engage in futures or related options transactions only for bona fide hedging purposes as defined below or to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission (CFTC). All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC.

Futures Contracts
A futures contract may generally be described as an agreement between two parties to buy or sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current securities through the sale of futures contracts. When rates are falling or prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. The Transamerica Premier Index Fund will use options and futures contracts only to achieve its performance objective of matching the return on the S&P 500.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a Fund's futures contracts on securities will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies
Hedging by use of futures contracts seeks to establish more certainty than would otherwise be possible in the effective price or rate of return on securities that a Fund owns or proposes to acquire. A Fund may, for example, take a short position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund's securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's securities.

If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a Fund's securities and futures contracts based on other financial instruments, securities indexes or other indexes, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of a Fund's securities may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities. When hedging of this character is successful, any depreciation in the value of the Fund's securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a long position by purchasing such futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or interest rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts
The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the option premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will increase transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations
Where permitted, a Fund will engage in futures transactions and in related options transactions only for bona fide hedging or to increase total return to the extent permitted by CFTC regulations. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. Except as stated below, each Fund's futures transactions will be entered into for traditional hedging purposes, i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, a Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), that Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits a Fund to elect to comply with a different test under which the aggregate initial margin and premiums required to establish positions in futures contracts and options on futures, for the purpose of increasing total return, will not exceed 5% of the Fund's net asset value, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. As permitted, each Fund will engage in transactions in futures contracts and in related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (Code), for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to segregate with its custodian liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and the position which the Fund intends to protect, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

Perfect correlation between a Fund's futures positions and current positions may be difficult to achieve because no futures contracts based on individual equity securities are currently available. The only futures contracts available to these Funds for hedging purposes are various futures on U.S. government securities and securities indexes.

Swap Transactions
The Funds may, to the extent permitted by the SEC, enter into privately negotiated swap transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve swapping a return based on certain securities, instruments, or financial indexes with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indexes.

By entering into swap transactions, a Fund may be able to protect the value of a portion of its securities against declines in market value. A Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or to take advantage of market opportunities which may arise from time to time.

A Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Fund. However, there can be no assurance that the return a Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While a Fund will only enter into swap transactions with counterparties it considers creditworthy, a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. Each Fund will monitor the creditworthiness of parties with which it has swap transactions. If the other party to the swap transaction defaults on its obligations, a Fund would be limited to contractual remedies under the swap agreement. There can be no assurance that a Fund will succeed when pursuing its contractual remedies. To minimize a Fund's exposure in the event of default, the Funds will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund's custodian. To the extent a Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund's obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See "Segregated Accounts."

Swap agreements are considered to be illiquid by the SEC staff and will be subject to the limitations on illiquid investments. See "Restricted and Illiquid Securities."

To the extent that there is an imperfect correlation between the return a Fund is obligated to swap and the securities or instruments representing such return, the value of the swap transaction may be adversely affected. Therefore, a Fund will not enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of the Funds to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in a Fund, or to facilitate the implementation of strategies of purchasing and selling assets for a Fund.

Interest Rate Swaps
The Funds may enter into interest rate swaps for hedging purposes and non-hedging purposes. Since swaps are entered into for good faith hedging purposes or are offset by a segregated account as described below, the Investment Adviser believes that swaps do not constitute senior securities as defined in the Investment Company Act of 1940, as amended (1940 Act) and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or other liquid securities having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund's custodian. A Fund will not enter into any interest rate swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party to the swap is considered to be investment grade by the Investment Adviser. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Foreign Securities
The Funds may invest in foreign securities. The Transamerica Premier Index Fund invests only in American Depositary Receipts (ADRs) that are selected by the Standard & Poor's Corporation to be included in the S&P 500 Index. Foreign securities, other than ADRs, will be held in custody by State Street London Limited, who will handle transactions with the transnational depositories Euroclear and Cedel.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign securities transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility.

Changes in foreign currency exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

Short Sales
The Funds may sell securities which they do not own or own but do not intend to deliver to the buyer (sell short) if, at the time of the short sale, the Fund making the short sale owns or has the right to acquire an equal amount of the security being sold short at no additional cost. These transactions allow the Funds to hedge against price fluctuations by locking in a sale price for securities they do not wish to sell immediately.

A Fund may make a short sale when it decides to sell a security it owns at a currently attractive price. This allows the Fund to postpone a gain or loss for federal income tax purposes and to satisfy certain tests applicable to regulated investment companies under the Code. The Funds will only make short sales if the total amount of all short sales does not exceed 10% of the total assets of the Fund. This limitation can be changed at any time.

Purchase of When-Issued Securities
The Funds may enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the Funds may purchase, for example, new issues of fixed-income instruments on a when-issued basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. A Fund will not purchase securities on a when-issued basis if, as a result, more than 15% of the Fund's net assets would be so invested. In addition, the Funds may invest in asset-backed securities on a delayed delivery basis. This reduces the Funds' risk of early repayment of principal, but exposes the Funds to some additional risk that the transaction will not be consummated.

When a Fund enters into a firm commitment agreement, liability for the purchase price and the rights and risks of ownership of the security accrue to the Fund at the time it becomes obligated to purchase such security, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of such an agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a Fund is obligated to purchase such security it will be required to segregate assets. See "Segregated Accounts."

Segregated Accounts
In connection with when-issued securities, firm commitment agreements, futures, the writing of options, and certain other transactions in which a Fund incurs an obligation to make payments in the future, such Fund may be required to segregate assets with its custodian in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid securities.

Lending of Securities
Subject to investment restriction number 2 titled "Lending" (relating to loans of securities), as a means to earn additional income a Fund may lend its securities to brokers and dealers that are not affiliated with the Investment Adviser, are registered with the Commission and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a Fund will receive as collateral cash, securities issued or guaranteed by the United States government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by applicable law, as reviewed daily. A Fund lending its securities will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Such loans will be terminable by the Fund at any time and will not be made to affiliates of the Investment Adviser. A Fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The Fund must have the right to call the loan and obtain the securities loaned at any time on three days notice. This includes the right to call the loan to enable the Fund to execute shareholder voting rights. Such loans cannot exceed one-third of the Fund's net assets taken at market value. Interest on loaned securities cannot exceed 10% of the annual gross income of the Fund (without offset for realized capital gains). A Fund may pay reasonable fees to persons unaffiliated with the Fund for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy.

A Fund lending securities will incur credit risks as with any extension of credit. The Fund risks delay in recovering the loaned securities should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially. Lending securities to broker-dealers and institutions could result in a loss or a delay in recovering the Fund's securities.

The lending policy described in this paragraph is a fundamental policy that can only be changed by a vote of a majority of shareholders.

Indebtedness
From time to time, the Funds may purchase the direct indebtedness of various companies (Indebtedness) or participation in such Indebtedness. The Transamerica Premier Core Equity Fund (formerly Transamerica Premier Value Fund) is more likely to invest in such securities than the other Funds. Indebtedness represents a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company (Bank Claims). The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Bank Claims, a Fund steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Such Bank Claims purchased by a Fund may be in the form of loans, notes or bonds.

The Funds normally invest in the Indebtedness which has the highest priority of repayment by the company. However, on occasion, lower priority Indebtedness also may be acquired.

Indebtedness of companies may also include Trade Claims. Trade Claims generally represent money due to a supplier of goods or services to the companies issuing indebtedness. Company Indebtedness, including Bank Claims and Trade Claims, may be illiquid (as defined below).

Borrowing Policies of the Funds
The Funds may borrow money from banks or engage in reverse repurchase agreements, for temporary or emergency purposes. Each Fund may borrow up to one-third of the Fund's total assets. To secure borrowings, each Fund may mortgage or pledge securities in an amount up to one-third of the Fund's net assets. If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. The Fund will not make any additional investments, other than reverse repurchase agreements, while the level of the borrowing exceeds 5% of the Fund's total assets.

Variable Rate, Floating Rate, or Variable Amount Securities
The Funds may invest in variable rate, floating rate, or variable amount securities. These are short-term unsecured promissory notes issued by corporations to finance short-term credit needs. They are interest-bearing notes on which the interest rate generally fluctuates on a scheduled basis.

Short-term corporate obligations may also include variable amount master demand notes. Variable amount master notes are obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. The borrower is typically a large industrial or finance company which also issues commercial paper. Typically these notes provide that the interest rate is set daily by the borrower. The rate is usually the same or similar to the interest rate on commercial paper being issued by the borrower. Because variable amount master notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at the face value, plus accrued interest, at any time. Accordingly, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund considers earning power, cash flow, and other liquidity ratios of the issuer. The Funds will only invest in master demand notes of U.S. issuers. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the Funds may invest in them only if at the time of an investment the issuer meets the criteria set forth in the Prospectus for all other commercial paper issuers. A Fund will not invest more than 25% of its assets in master demand notes.

Repurchase Agreements
The Funds may enter into repurchase agreements. Repurchase agreements have the characteristics of loans by a Fund, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of a repurchase agreement the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary dealers in United States government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by the Investment Adviser and which have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States government or its agencies or instrumentalities, in which the Fund may otherwise invest. A Fund will not invest in repurchase agreements maturing in more than seven days if that would result in more than 10% of the Fund's net assets being so invested when taking into account the remaining days to maturity of its existing repurchase agreements.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited. If the seller is unable to make a timely repurchase, the expected proceeds could be delayed, or the Fund could suffer a loss in principal or current interest, or incur costs in liquidating the collateral. The Funds have established procedures to evaluate the creditworthiness of parties making repurchase agreements.

Reverse Repurchase Agreements and Leverage
The Funds may enter into reverse repurchase agreements with Federal Reserve member banks and U.S. securities dealers from time to time. In a reverse repurchase transaction the Fund sells securities and simultaneously agrees to repurchase them at a price which reflects an agreed-upon rate of interest. The Fund will use the proceeds of reverse repurchase agreements to make other investments which either mature or are under an agreement to resell at a date simultaneous with, or prior to, the expiration of the reverse repurchase agreement. The Fund may utilize reverse repurchase agreements only if the interest income to be earned from the investment proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction.

Reverse repurchase agreements are a form of leverage which increases the opportunity for gain and the risk of loss for a given change in market value. In addition, the gains or losses will cause the net asset value of a Fund's shares to rise or fall faster than would otherwise be the case. There may also be a risk of delay in the recovery of the underlying securities if the opposite party has financial difficulties. A Fund's obligations under all borrowings, including reverse repurchase agreements, will not exceed one-third of the Fund's net assets.

The use of reverse repurchase agreements is included in the Fund's borrowing policy and is subject to the limits of Section 18(f)(1) of the 1940 Act. During the time a reverse repurchase agreement is outstanding, each Fund that has entered into such an agreement maintains a segregated account with its Custodian containing cash or other liquid securities having a value at least equal to the repurchase price under the reverse repurchase agreement.

Municipal Obligations
The Funds, except the Transamerica Premier Index Fund, may invest in municipal obligations. The equity Funds may invest in such obligations as part of their cash management techniques. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer's future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded over the counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features which enable the Fund to demand payment from the issuer or a financial intermediary on short notice.

Small Capitalization Stocks
Except for the Premier Cash Reserve Fund, the Funds may invest in small capitalization stocks. The securities of small companies are usually less actively followed by analysts and may be under-valued by the market, which can provide significant opportunities for capital appreciation; however, the securities of such small companies may also involve greater risks and may be subject to more volatile market movements than securities of larger, more established companies. The securities of small companies are often traded in the over-the counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small companies are likely to be subject to more abrupt or erratic market movements than securities of larger, more established companies.

Over-The-Counter-Market
The Funds may invest in over-the-counter stocks. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. Low trading volumes may make it difficult to find a buyer or seller for the securities of some companies. This will have an effect on the purchase or selling price of a stock.



Mortgage-Backed and Asset-Backed Securities
The Funds may invest in mortgage-backed and asset-backed securities. The Transamerica Premier Bond Fund is more likely to invest in such securities than the other Funds. Mortgage-backed and asset-backed securities are generally securities evidencing ownership or interest in pools of many individual mortgages or other loans. Part of the cash flow of these securities is from the early payoff of some of the underlying loans. The specific amount and timing of such prepayments is difficult to predict, creating prepayment risk. For example, prepayments on Government National Mortgage Association certificates (GNMAs) are more likely to increase during periods of declining long-term interest rates because borrowers tend to refinance when interest rates drop. In the event of very high prepayments, the Funds may be required to invest these proceeds at a lower interest rate, causing them to earn less than if the prepayments had not occurred. Prepayments are more likely to decrease during periods of rising interest rates, causing the expected average life of the underlying mortgages to become longer. This variability of prepayments will tend to limit price gains when interest rates drop and to exaggerate price declines when interest rates rise.

Zero Coupon Bonds
The Funds may invest in zero coupon bonds and strips. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a discount from face value. A single lump sum, which represents both principal and interest, is paid at maturity. Strips are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero coupon bonds. The market value of zero coupon bonds and strips generally is more sensitive to interest rate fluctuations than interest-paying securities of comparable term and quality.

Investments in Other Investment Companies
Up to 10% of each Fund's (except the Premier Index Fund) total assets may be invested in the shares of other investment companies, but only up to 5% of its assets may be invested in any one other investment company. In addition, no Fund (except the Premier Index Fund) may purchase more than 3% of the outstanding shares of any one investment company. The Premier Index Fund may, to the extent permitted under the Investment Company Act of 1940, as amended, and exemptive rules and orders thereunder, invest in shares of other investment companies with investment policies and objectives which are substantially similar to the Fund's (which might result in duplication of certain fees and expenses).

Special Situations
The Funds may invest in "special situations" from time to time. A special situation arises when, in the opinion of the Investment Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a merger proposal or buyout, a leveraged recapitalization, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. It is not the policy of any of the Funds to select investments based primarily on the possibility of one or more of these investment techniques and opportunities being presented.

Investment Restrictions

Investment restrictions numbered 1 through 10 below have been adopted as fundamental policies of the Funds. Under the 1940 Act, a fundamental policy may not be changed with respect to a Fund without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Each Fund will operate as a diversified company within the meaning of the 1940 Act, except the Transamerica Premier Aggressive Growth Fund, which will operate as a non-diversified fund. The non-diversified Fund reserves the right to become diversified by limiting its investments in which more than 5% of the Fund's total assets are invested. Investment restrictions 11 through 14 may be changed by a vote of the Board of Directors of the Company at any time.


1.   Borrowing
Each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33.33% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever outstanding borrowings, not including reverse repurchase agreements, represent 5% or more of a Fund's total assets, the Fund will not make any additional investments.

2.   Lending
No Fund may lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending securities in an amount not to exceed 33.33% of the Fund's assets taken at market value, (c) entering into repurchase agreements (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and
(e) entering into variable rate demand notes.

3.   5% Fund Rule
Except for the Transamerica Premier Aggressive Growth Fund, no Fund may purchase securities (other than U.S. government securities) of any issuer if, as a result of the purchase, more than 5% of the Fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of each Fund, other than the Transamerica Premier Cash Reserve Fund, may be invested without regard to this limitation. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction. With respect to the Transamerica Premier Aggressive Growth Fund, no more than 25% of the Fund's total assets may be invested in the securities of a single issuer (other than cash items and government securities); and, with respect to 50% of the Fund's total assets, no more than 5% may be invested in the securities of a single issuer (other than cash items and government securities). Transamerica Premier Cash Reserve Fund may invest more than 5% of the Fund's total assets, but not more than 25% of the Fund's total assets, in the securities of one issuer for a period not to exceed three business days.

4.  10% Issuer Rule
No Fund may purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to a Fund's investments in government securities and (b) up to 25% of the value of the assets of a Fund may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction. These limitations are subject to any further limitations under the 1940 Act.

5.   25% Industry Rule
No Fund may invest more than 25% of the value of its total assets in securities issued by companies engaged in any one industry, including non-domestic banks or any foreign government. This limitation does not apply to securities issued or guaranteed by the United States government, its agencies or instrumentalities. For the Transamerica Premier Cash Reserve Fund, investments in the following are not subject to the 25% limitation: repurchase agreements and securities loans collateralized by United States government securities, certificates of deposit, bankers' acceptances, and obligations (other than commercial paper) issued or guaranteed by United States banks and United States branches of foreign banks.

6.   Underwriting
No Fund may underwrite any issue of securities, except to the extent that the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the 1933 Act.

7.  Real Estate
No Fund may purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that a Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer's obligations, in the event of a default by that issuer.

8.   Short Sales
No Fund may make short sales of securities or maintain a short position unless, at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

9.   Margin Purchases
No Fund may purchase securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, and options on securities indexes will not be deemed to be a purchase of securities on margin by a Fund.

10.   Commodities
No Fund may invest in commodities, except that each Fund (other than the Transamerica Premier Cash Reserve Fund) may invest in futures contracts (including financial futures contracts or securities index futures contracts) and related options and other similar contracts as described in this Statement of Additional Information and in the Prospectus.

11.   Securities of Other Investment Companies
No Fund may purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange and except as permitted under the 1940 Act, if as a result of the purchase: (a) more than 10% of the value of the Fund's total assets would be invested in the securities of investment companies; (b) more than 5% of the value of the Fund's total assets would be invested in the securities of any one investment company; or (c) the Fund would own more than 3% of the total outstanding voting securities of any investment company.

As a non-fundamental policy, the Premier Index Fund may, notwithstanding any other investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations the Premier Index Fund (which might result in duplication of certain fees and expenses).

12.   Invest for Control
No Fund may invest in companies for the purposes of exercising control or management.

13.   Warrants
The Transamerica Premier Cash Reserve Fund may not invest in any form of warrants.

14.   Restricted and Illiquid Securities
No Fund will invest more than 15% (10% for the Transamerica Premier Cash Reserve
Fund) of its net assets in illiquid investments, which includes most repurchase agreements maturing in more than seven days, currency and interest rate swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts, participation interests in loans, securities that are not readily marketable, and restricted securities, unless the Investment Adviser determines, based upon a continuing review of the trading markets and available reliable price information for the specific security, that such restricted securities are eligible to be deemed liquid under Rule 144A. For purposes of this restriction, illiquid securities are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. In no event will any Fund's investment in illiquid securities, in the aggregate, exceed 15% (10% for the Transamerica Premier Cash Reserve Fund) of its assets. If through a change in values, net assets, or other circumstances, any Fund were in a position where more than 15% of its assets were invested in illiquid securities, it would take appropriate steps to protect liquidity.

The Board has adopted guidelines and delegated to the Investment Adviser the daily function of determining and monitoring the liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. When no market, dealer, or matrix quotations are available for a security, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board. Since it is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop, the Board will carefully monitor each Fund's investments in these securities, focusing on such important factors, among others, as valuation, liquidity, and availability of information. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, this investment practice could have the effect of decreasing the level of liquidity in a Fund.

The purchase price and subsequent valuation of restricted securities normally reflect a discount from the price at which such securities would trade if they were not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market prices is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities, and prevailing supply and demand conditions.

Management of the Company

Transamerica Investors, Inc.
Transamerica Investors, Inc. was organized as a Maryland corporation on February 22, 1995. The Company is registered with the SEC under the 1940 Act as an open-end management investment company of the series type. Each Fund constitutes a separate series. All series, except the Transamerica Premier Aggressive Growth Fund, are diversified investment companies. Each series has four classes of shares, Investor Shares, Institutional Shares, A Shares and M Shares. This SAI describes the Class A and Class M Shares only. For more information about the Investor Shares, available to investors on a no-load basis, or the Institutional Shares, available to institutional investors, call 1-800-892-7587. The Company reserves the right to issue additional classes of shares in the future without the consent of shareholders, and can allocate any remaining unclassified shares or reallocate any unissued classified shares. The fiscal year-end of the Company is December 31.

Except for the differences noted, each share of a Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued, is fully paid and nonassessable. Each share of each class of a Fund represents an identical legal interest in the investments of the Fund. Each class has certain expenses related solely to that class. Each class will have exclusive voting rights under any 12b-1 distribution plan related to that class. In the event that a special meeting of shareholders is called, separate votes are taken by each class only if a matter affects, or requires the vote of, that class. Although the legal rights of holders of each class of shares are identical, it is likely that the difference in expenses will result in different net asset values and dividends. The classes may have different exchange privileges.

As a Maryland corporation, the Company is not required to hold regular annual meetings of shareholders. Ordinarily there will be no shareholder meetings, unless requested by shareholders holding 10% or more of the outstanding shares of the Company, or unless required by the 1940 Act or Maryland law. You are entitled to cast one vote for each share you own of each Fund. At a special shareholders meeting, if one is called, issues that affect all the Funds in substantially the same way will be voted on by all shareholders, without regard to the Funds. Issues that do not affect a Fund will not be voted on by the shareholders of that Fund. Issues that affect all Funds, but in which their interests are not substantially the same, will be voted on separately by each Fund.


Directors and Officers
Responsibility for the management and supervision of the Company and its Funds rests with the Board. The Investment Adviser is subject to the direction of the Board.

The names of the directors and executive officers of the Company, their business addresses and their principal occupations during the past five years are listed below. Each of the officers listed below is an employee of an entity that provides services to the Funds. An asterisk (*) appears after the name of each director who is an interested person of the Company, as defined in the 1940 Act.

                                    Position Held with
Name, Address                       Transamerica              Principal Occupations
& Age                               Investors, Inc.           During Past 5 Year
-------------------------------------------------------------------------------------------------
Richard N. Latzer*
Transamerica Center               Chairman of the Board       Chairman of  Transamerica
1150 S. Olive Street                                          Investment Services, Inc., Chairman of
Los Angeles, CA  90015                                        Transamerica Investment Management, LLC
Age  65                                                       Senior Vice President and Chief Investment Officer for Transamerica
                                                              Corporation; President and Chief Executive Officer, Transamerica
                                                              Realty Services. Chief Executive Officer, Transamerica Investment
                                                              Management, LLC.

Gary U. Rolle*                      President                 Chairman and President,
Transamerica Center                                           Transamerica Income Shares Inc.
1150 S. Olive St.                                             and Transamerica Variable Insurance
Los Angeles, CA 90015                                         Fund, Inc.; President &
Age 60                                                        Chief Investment Officer, Transamerica
                                                              Investment Services, Inc.;
                                                              President and Chief Investment
                                                              Officer, Transamerica Investment Management, LLC.

Sidney E. Harris                    Director                  Dean of College of Business
Georgia State University                                      Administration, Georgia
35 Broad Street, Suite 718                                    State University since 1997.
Atlanta, Georgia 30303                                        Formerly, Dean of the Peter F.
Age 52                                                        Drucker Management Center,
                                                              Claremont Graduate School.

Charles C. Reed                     Director                  Vice Chairman of Aon Risk
Aon Risk Services                                             Services Inc. of Southern
707 Wilshire Blvd., Suite 6000                                California (business risk
Los Angeles, CA 90017                                         management and insurance
Age   68                                                      brokerage).

Carl R. Terzian                     Director                  Chairman of Carl Terzian
Carl Terzian Associates                                       Associates (public relations).
12400 Wilshire Blvd, Suite 200
Los Angeles, CA 90025
Age  66

E. Lake Setzler                     Treasurer                 Vice President Controller, Transamerica
Transamerica Center                                           Investment Management, LLC; Chief
1150 S. Olive Street                                          Accounting Officer, Alta Residential
 Los Angeles, CA  90015                                       Mortgage Trust; Controller, Southern Pacific
 Age  35                                                      Bank.




The directors are responsible for major decisions relating to the Funds' objectives, policies and operations. Day-to-day decisions by the officers of the Funds are reviewed by the directors on a quarterly basis. During the interim between quarterly Board meetings, the Executive Committee is empowered to act when necessary for the Board of Directors. The sole member of the Executive Committee is Richard Latzer.

No officer, director or employee of Transamerica Investment Management, LLC, or any of its affiliates receives any compensation from the Company for acting as a director or officer of the Company. Each director of the Company who is not an interested person of the Company receives an annual fee of $10,000, and $1,000 for each meeting of the Company's Board attended, and $500 for each Board committee meeting attended, and is reimbursed for expenses incurred in connection with such attendance.

Following is a table of the compensation expected to be paid to each director during the current fiscal year.

Name                       Compensation Paid
--------------------------------------------
Sidney E. Harris                    $15,000
Charles C. Reed                     $15,000
Carl R. Terzian                     $15,000

The officers and directors of Transamerica Investors, Inc. together owned less than 1% of the shares of each of the equity Funds. As of April, 2002, the following shareholders owned 25% or more of the Class A Shares of the indicated
Funds:
                                                     Transamerica               Percent
Shareholder                                          Premier Fund               Owned
Class A
Investors Bank & Trust Co as TTEE                    Equity Fund                79.11%
Cust for Various Retirement Plans
4 Manhattanville Rd, Purchase, NY  10577-2139

LBS Bank Profit Sharing 401(K) Plan                  Index Fund                 44.88%
Cafo Boga Rudolf Gabrovic TTEES
12 E 52nd ST, New York, NY  10022-5308

Sea Gate Travel LLC                                   Index Fund                32.27%
352 7th Ave 14th Flr, New York, NY  10001-5012

LBS Bank Profit Sharing 401(K) Plan                  Growth Opportunities Fund  32.18%
12 E 52nd St, New York, NY  10022-5308

Investors Bank & Trust Co as TTEE                    Growth Opportunities Fund  26.72%
Cust for Various Retirement Plans
4 Manhattanville Rd, Purchase, NY  10577-2139

Investors Bank & Trust Co as TTEE                    Core Equity Fund           45.68%
Cust for Various Retirement Plans
4 Manhattanville Rd, Purchase, NY  10577-2139

International Business Comm Inc P S & 401(K) Plan    Core Equity Fund           33.57%
1981 Marcus Ave, Lake Success, NY  11042-1038


Investors Bank & Trust Co as TTEE                    Balanced Fund              44.81%
Cust for Various Retirement Plans
4 Manhattanville Rd, Purchase, NY  10577-2139

International Business Comm Inc P S & 401(K) Plan    Balanced Fund              27.12%
1981 Marcus Ave, Lake Success, NY  11042-1038

Investors Bank & Trust Co as TTEE                    Bond Fund                  63.07%
Cust for Various Retirement Plans
4 Manhattanville Rd, Purchase, NY  10577-2139


LBS Bank Profit Sharing 401(K) Plan                  Cash Reserve Fund          54.93%
Cafo Boga Rudolf Gabrovic TTEES
12 E 52nd St, New York, NY  10022-5308


As of April, 2002, the following shareholders owned 25% or more of the Class M
Shares of the indicated Funds:

Class M

In addition, as of April, 2002, the following shareholders owned 5% or more of the Class A and Class M Shares of the indicated equity Funds:
                                                     Transamerica               Percent
Shareholder                                          Premier Fund               Owned
Class A
LBS Bank Profit Sharing 401(K) Plan         Aggressive Growth Fund              64.49 %
12 E 52ND St, New York, NY 10022-5308

Sea Gate Travel LLC                                  Aggressive Growth Fund     22.15 %
352 7th Ave 14th Flr, New York, NY  10001-5012

State Street Bank and Trust                          Aggressive Growth Fund     5.71 %
498 Brentwood Dr, Madison, IN  47250-2903

LBS Bank Profit Sharing 401(K) Plan         Equity Fund                         28.63 %
12 E 52nd St, New York, NY 10022-5308

Sea Gate Travel LLC                                  Equity Fund                32.61 %
352 7th Ave 14th Flr, New York, NY 10001-5012

State Street Bank and Trust                          Equity Fund                21.21 %
498 Brentwood Dr, Madison, IN  47250-2903

State Street Bank and Trust                          Equity Fund                7.41 %
2310 Cragmont St, Madison, IN  47250-2223

LBS Bank Profit Sharing 401(K) Plan         Index Fund                          59.56 %
12 E 52nd St, New York, NY 10022-5308

Sea Gate Travel LLC                                  Index Fund                 40.41 %
352 7th Ave 14th Flr, New York, NY 10001-5012

LBS Bank Profit Sharing 401(K) Plan         Growth Opportunities Fund           66.95 %
12 E 52nd St New York, NY 10022-5308

Sea Gate Travel LLC                                  Growth Opportunities Fund  18.09 %
352 7th Ave 14th Flr, New York, NY  10001-5012

State Street Bank and Trust                          Growth Opportunities Fund  5.89 %
498 Brentwood Dr, Madison, IN  47250-2903

State Street Bank & Trust Co Cust           Core Equity Fund                    10.68 %
PO Box 203, Billings, OK  74630-0203

LBS Bank Profit Sharing 401(K) Plan         Core Equity Fund                    33.32 %
12 E 52nd St, New York, NY 10001-5012

State Street Bank and Trust                          Core Equity Fund           12.56 %
498 Brentwood Dr, Madison, IN  47250-2903

LBS Bank Profit Sharing 401(K) Plan         Balanced Fund                       48.63 %
12 E 52nd St, New York, NY 10022-5308

Sea Gate Travel LLC                                  Balanced Fund              27.09 %
352 7th Ave 14th Flr, New York, NY 10001-5012

State Street Bank and Trust                          Balanced Fund              8.52 %
498 Brentwood Dr, Madison, IN  47250-2903

State Street Bank and Trust                          Balanced Fund              11.18 %
2310 Cragmont St, Madison, IN  47250-2223

LBS Bank Profit Sharing 401(K) Plan         Bond Fund                           54.58 %
12 E 52nd St, New York, NY 10022-5308

Sea Gate Travel LLC                                  Bond Fund                  45.36 %
352 7th Ave 14th Flr, New York, NY 10001-5012

LBS Bank Profit Sharing 401(K) Plan                  Cash Reserve Fund          74.43 %
12 E 52nd St, New York, NY 10022-5308

Sea Gate Travel LLC                                  Cash Reserve Fund          25.56 %
352 7th Ave 14th Flr, New York, NY 10001-5012


Class M

Warren International Inc                             Aggressive Growth Fund             5.37%
302 E 51st St, New York, NY 10022-7803

Sperber & Denenberg PC                               Aggressive Growth Fund             6.06%
217 Main St, Ossining, NY 10562-4704

Lighting Services Inc                                Aggressive Growth Fund             9.42%
2 Kay Fries Dr, Stony Point, NY  10980-1996

Lorden Oil Co Inc 401(K)                             Aggressive Growth Fund             8.29 %
59 Highland St, Townsend, MA  01469-1063

RM Associates Inc Retirement & 401K Plan TTEE        Aggressive Growth Fund             5.19 %
125 Wireless Blvd, Hauppauge, NY  11788-3937


Champion Profit Sharing Plan                         Equity Fund                        6.32%
6021 N Galena Rd, Peoria, IL  61614-3603

Spieler Huml Vani                                    Equity Fund                        11.21%
76 South Haven Ave, Medford, NY  11763-3745

Bob Cat of New York                                  Equity Fund                        6.03%
91 North 12th St, Brooklyn, NY  11211-1003

Sperber & Denenberg PC                               Equity Fund                        12.58%
217 Main St, Ossining, NY 10562-4704

State Street Bank and Trust                          Equity Fund                        5.70%
Cust IRA Rollover of Dyan L Sefton
1150 South Olive St, Los Angeles, CA  90015


Spieler Huml Vani                                    Index Fund                         10.15%
76 South Haven Ave, Medford, NY  11763-3745

Sperber & Denenberg PC                              Index Fund                         5.41%
217 Main St, Ossining, NY 10562-4704

Leo Wolleman 401(K) Plan                             Index Fund                         16.61 %
45 West 45th St New York, NY  10036-4602

The Urban Apparel Group 401(K) Plan                  Index Fund                         5.69 %
226 West 37TH,  New York, NY  10018-6605

Champion Profit Sharing Plan                         Growth Opportunities Fund          6.21%
6021 North Galena Rd, Peoria, IL  61614-3603

Spieler Huml Vani                                    Growth Opportunities Fund          5.86%
76 South Haven Ave, Medford, NY  11763-3745

Bob Cat Of New York                                  Growth Opportunities Fund          5.18%
91 North 12th St, Brooklyn, NY  11211-1003

Lighting Services Inc                                Growth Opportunities Fund          14.41%
2 Kay Fries Dr, Stony Point, NY  10980-1996

Lorden Oil Co Inc 401(K)                             Growth Opportunities Fund          12.74%
59 Highland St, Townsend, MA  01469-1063
Warren International Inc                             Core Equity Fund                   6.05%
302 E 51st St, New York, Ny  10022-7803

Champion Profit Sharing Plan Doug Kinas Ttee                  Core Equity Fund          10.72%
6021 North Galena Rd, Peoria, IL  61614-3603

Spieler Huml Vani                                    Core Equity Fund                   14.21%
76 South Haven Ave, Medford, NY  11763-3745

PTJP Partners LP 401(K) & Profit Sharing Plan        Core Equity Fund                   5.09%
110 Wall St 22nd Fl, New York, NY  10005-3801

REFCON PS & Employee Savings Plan                    Core Equity Fund                   9.95%
118 Railroad Ave, West Haverstraw, NY  10993-1416


Lorden Oil Co Inc 401(K)                             Core Equity Fund                   9.95%
59 Highland St, Townsend, MA  01469-1063

Spieler Huml Vani                                    Balanced Fund                      16.63%
76 South Haven Ave, Medford, NY  11763-3745


Champion Profit Sharing Plan                                  Balanced Fund              6.78%
6021 North Galena Rd, Peoria, IL  61614-3603

REFCON PS & Employee Savings Plan                    Balanced Fund                      5.74%
118 Railroad Ave, West Haverstaw, NY  10993-1416

Lighting Services Inc                                         Balanced Fund             6.16%
2 Kay Fries Dr, Stony Point, NY  10980-1996

Lorden Oil Co Inc 401(K)                             Balanced Fund                      6.70%
59 Highland St, Townsend, MA  01469-1063

Leo Wolleman 401(K) Plan                             Balanced Fund                      7.39 %
45 West 45th St New York, NY  10036-4602


Spain & Spain Profit Sharing & 401(K) Plan           Bond Fund                          8.69 %
671 Route 6, Mahopac, NY  10541-1638

PTJP Partners LP 401(K) & Profit Sharing Plan        Bond Fund                          5.04 %
110 Wall St 22nd Fl, New York, NY  10005-3801

MVC  Retirement Plan                                          Bond Fund                 10.36 %
67 Fifth Ave, Hawthorne, NJ  07506-2139

COLOR EDGE INC 401(K) PLAN TTEE                      Bond Fund                          9.00 %
38 WEST 21ST ST NEW YORK NY  10010-6906

Lorden Oil Co Inc 401(K) Plan                                 Bond Fund                 8.43 %
59 Highland St, Townsend, MA  01469-1063

Alarmex Holdings LLC 401K Plan TTEES                          Bond Fund                 7.38 %
1407 Broadway #620 New York, NY  10018-5106


Lighting Services Inc                                         Bond Fund                 6.07 %
2 Kay Fries Dr, Stony Point, NY  10980-1996

Lighting Services Inc                                         Cash Reserve Fund         8.32%
2 Kay Fries Dr, Stony Point, NY  10980-1996

Lighting Services Inc                                         Cash Reserve Fund         6.59 %
2 Kay Fries Dr, Stony Point, NY  10980-1996

The Urban Apparel Group 401(K) Plan                  Cash Reserve Fund                  15.07 %
West 37th St, NY, NY  10018-6605

Leo Wolleman 401(K) Plan                             Cash Reserve Fund                  7.94 %
45 West 45th St, New York, NY  10036-4602

Int'l Scientific Products PSP Joseph Menaker TTEE    Cash Reserve Fund                  5.49 %
1 Bridge St, Irvington, NY  10533-1543

Norvack Burnbaum Crystal LLP                         Cash Reserve Fund                  5.40 %
300 Eeast 42nd St, New York, NY  10017-5947


Trustees and Officers of the State Street Master Funds

The Trustees of the State Street Master Funds (the "Master Trust") are responsible for generally overseeing the Master Trust's business. The following table provides biographical information with respect to each Trustee and officer of the Master Trust. As of August 31, 2002, none of the Trustees was considered an "interested person" of the Master Trust, as defined in the 1940 Act.


............................. .............. ................... ........................ ................. .................

                                                                                         Number of
                             Position(s)    Term of Office                               Portfolios in     Other
                             Held with      and Length of                                Fund Complex      Directorships
                             Fund           Time Served                                  Overseen by       Held by Trustee
                             ----           -----------                                             -      ---------------
Name, Address, and Age                                          Principal Occupation     Trustee
                                                                During Past Five Years

............................. .............. ................... ........................ ................. .................
............................. .............. ................... ........................ ................. .................

Non-Interested Trustees

............................. .............. ................... ........................ ................. .................
............................. .............. ................... ........................ ................. .................
Michael F. Holland
Age: 57                      Trustee and    Term: Indefinite    Holland & Company        14                Director of the
375 Park Avenue              Chairman of                        L.L.C., Chairman, 1995                     Holland Series
New York, NY 10152           the Board      Elected: 9/99       to present.                                Fund, Inc. and
                                                                                                           the China Fund,
                                                                                                           Inc.

............................. .............. ................... ........................ ................. .................
............................. .............. ................... ........................ ................. .................

............................. .............. ................... ........................ ................. .................
............................. .............. ................... ........................ ................. .................
William L. Boyan                                                                         14
Age: 65                      Trustee        Term: Indefinite    Trustee of Old Mutual                      Trustee of Old
86 A Beacon Street                                              South Africa Equity                        Mutual South
Boston, MA 02108                            Elected: 9/99       Trust since 1983;                          Africa Equity
                                                                Chairman of the Board                      Trust
                                                                of Trustees of
                                                                Children's Hospital
                                                                and Children's
                                                                Medical Center since
                                                                1984; Director of
                                                                John Hancock Mutual
                                                                Life Insurance
                                                                Company, 1983 to
                                                                1998; and President
                                                                and Chief Operations
                                                                Officer of John
                                                                Hancock Mutual Life
                                                                Insurance Company,
                                                                1992 to 1998.  Mr.
                                                                Boyan retired in 1999.

............................. .............. ................... ........................ ................. .................
............................. .............. ................... ........................ ................. .................
Rina K. Spence
Age: 53                      Trustee        Term: Indefinite    President of             14                Director of
7 Acacia Street                                                 SpenceCare                                 Berkshire Life
Cambridge, MA 02138                         Elected: 7/99       International LLC                          Insurance
                                                                since 1998; Chief                          Company
                                                                Executive Officer of
                                                                Consensus
                                                                Pharmaceutical, Inc.,
                                                                1998 to 1999; and
                                                                Founder, President
                                                                and Chief Executive
                                                                Officer of Spence
                                                                Center for Women's
                                                                Health, 1994 to 1998.
............................. .............. ................... ........................ ................. .................
............................. .............. ................... ........................ ................. .................

............................. .............. ................... ........................ ................. .................
............................. .............. ................... ........................ ................. .................

Douglas T. Williams          Trustee        Term: Indefinite    Executive Vice           14                None
Age: 62                                                         President of Chase
P.O. Box 5049                               Elected: 7/99       Manhattan Bank, 1987
Boston, MA 02206                                                to 1999.  Mr.
                                                                Williams retired in
                                      1999.
............................. .............. ................... ........................ ................. .................
............................. .............. ................... ........................ ................. .................

............................. .............. ................... ........................ ................. .................
............................. .............. ................... ........................ ................. .................

Officers:

............................. .............. ................... ........................ ................. .................
............................. .............. ................... ........................ ................. .................
                                                                                         ------            ------
Kathleen C. Cuocolo          President      Term: Indefinite    Executive Vice
Age: 49                                                         President of State
Two Avenue de Lafayette,                    Elected: 5/00       Street Bank and Trust
Boston, MA 02111                                                Company since 2000;
                                                                and Senior Vice
                                                                President of State
                                                                Street Bank and Trust
                                                                Company, 1982 to 2000.
............................. .............. ................... ........................ ................. .................
............................. .............. ................... ........................ ................. .................

............................. .............. ................... ........................ ................. .................
............................. .............. ................... ........................ ................. .................
Janine L. Cohen                                                                          ------            ------
Age: 48                      Treasurer      Term: Indefinite    Senior Vice President
Two Avenue de Lafayette,                                        of State Street Bank
Boston, MA 02111                            Elected: 5/00       and Trust Company
                                                                since 2001; and Vice
                                                                President of State
                                                                Street Bank and Trust
                                                                Company, 1992 to 2000.
............................. .............. ................... ........................ ................. .................
............................. .............. ................... ........................ ................. .................

............................. .............. ................... ........................ ................. .................
............................. .............. ................... ........................ ................. .................
Julie A. Tedesco                                                                         ------            ------
Age: 44                      Secretary      Term: Indefinite    Vice President and
One Federal Street                                              Counsel of State
Boston, MA 02110                            Elected: 5/00       Street Bank and Trust
                                                                Company since 2000;
                                                                and Counsel of First
                                                                Data Investor
                                                                Services Group, Inc.,
                                                                1994 to 2000.
............................. .............. ................... ........................ ................. .................

Investment Adviser
The Funds' Investment Adviser is Transamerica Investment Management, LLC, (the "Adviser" or "TIM"), at 1150 South Olive Street, Los Angeles, California 90015. TIM is controlled by Transamerica Investment Services, Inc. ("TIS"), at the same address. TIS was adviser until January 1, 2000. Under an agreement with TIM, TIS provides TIM with certain investment research and other services and, in this regard, it serves as sub-adviser to the Funds. TIM and TIS are jointly referred to as the Advisers.

The Advisers will: (1) supervise and manage the investments of each Fund and direct the purchase and sale of its investment securities; and (2) see that investments follow the investment objectives and comply with government regulations. The Investment Adviser is also responsible for the selection of brokers and dealers to execute transactions for each Fund. Some of these brokers or dealers may be affiliated persons of the Company, the Investment Adviser, Administrator, or the Distributor. Although it is the Company's policy to seek the best price and execution for each transaction, the Investment Adviser may give consideration to brokers and dealers who provide the Funds with statistical information and other services in addition to transaction services. See "Brokerage Allocation" below.

As of November 1, 2002, the Premier Index Fund invests substantially all of its assets in a corresponding portfolio of the Master Trust that has the same investment objective as and investment policies that are substantially similar to those of the Fund. As long as the Premier Index Fund remains completely invested in the Portfolio (or any other investment company), the Investment Adviser is not entitled to receive any investment advisory fee with respect to the Fund. The Premier Index Fund may withdraw its investment from the Portfolio at any time if the Company's Board of Directors determines that it is in the best interests of the Fund and its shareholders to do so. In the event that the Premier Index Fund withdraws its investment from the Master Trust or any other investment company, the Investment Adviser TIM will serve as investment adviser for the Premier Index Fund and shall receive the advisory fee described in the table below. For its services to the other Funds, the Adviser receives an advisory fee. The following fees are based on an annual percentage of the average daily net assets of each Fund. They are accrued daily, and paid monthly.

--------------------------------------------------- -------------------- ------------------ -----------------
Transamerica Premier Fund                           First $1 Billion     Next $1 Billion    Over $2 Billion
--------------------------------------------------- -------------------- ------------------ -----------------
--------------------------------------------------- -------------------- ------------------ -----------------
Aggressive Growth Fund                                     0.85%               0.82%             0.80%
--------------------------------------------------- -------------------- ------------------ -----------------
--------------------------------------------------- -------------------- ------------------ -----------------
Equity Fund                                                0.85%               0.82%             0.80%
--------------------------------------------------- -------------------- ------------------ -----------------
--------------------------------------------------- -------------------- ------------------ -----------------
Index Fund                                                 0.30%               0.30%             0.30%
--------------------------------------------------- -------------------- ------------------ -----------------
--------------------------------------------------- -------------------- ------------------ -----------------
(formerly Premier Growth Opportunities Fund)               0.85%               0.82%             0.80%
--------------------------------------------------- -------------------- ------------------ -----------------
--------------------------------------------------- -------------------- ------------------ -----------------
Core Equity Fund (formerly Premier Value Fund)             0.75%               0.72%             0.70%
--------------------------------------------------- -------------------- ------------------ -----------------
--------------------------------------------------- -------------------- ------------------ -----------------
Balanced Fund                                              0.75%               0.72%             0.70%
--------------------------------------------------- -------------------- ------------------ -----------------
--------------------------------------------------- -------------------- ------------------ -----------------
Bond Fund                                                  0.60%               0.57%             0.55%
--------------------------------------------------- -------------------- ------------------ -----------------
--------------------------------------------------- -------------------- ------------------ -----------------
High Yield Bond Fund                                       0.55%               0.52%             0.50%
--------------------------------------------------- -------------------- ------------------ -----------------
--------------------------------------------------- -------------------- ------------------ -----------------
Cash Reserve Fund                                          0.35%               0.35%             0.35%
--------------------------------------------------- -------------------- ------------------ -----------------

Following are the amounts of advisory fees earned, amounts waived and net amounts received for each Fund over the last three fiscal years. Certain fees were waived by the Investment Adviser.

---------------------------------------------------- ------------------- ------------------- ----------------
Transamerica Premier Fund                                  Advisory fee        Advisory fee     Advisory fee
 Fiscal Year                                                     Earned              Waived     Net Received
Aggressive Growth Fund

    1999                                                     $1,757,339                  $0       $1,757,339
    2000                                                  $1,964.074.11                  $0    $1,964,074.11
    2001                                                     $1,104,967                  $0       $1,104,967
Equity Fund


    1999                                                     $2,797,925                  $0       $2,797,925
    2000                                                  $2,553,778.63                  $0    $2,553,778.63
    2001                                                     $1,555,584                  $0       $1,555,584
Index Fund


    1999                                                       $129,184            $129,184               $0
    2000                                                    $146,504.80         $146,504.80               $0
    2001                                                       $137,882            $137,882               $0
Small Company Fund (formerly Premier Growth
Opportunities Fund)

    1999                                                     $1,776,212                  $0       $1,776,212
    2000                                                  $3,020,051.98                  $0    $3,020,051.98
    2001                                                     $1,238,726                  $0       $1,238,726
Core Equity Fund (formerly Premier Value Fund)
    1999                                                        $66,953             $66,953               $0
    2000                                                     $83,851.47          $68,822.07       $15,029.40
    2001                                                        $95,767                  $0          $95,767
Balanced Fund


    1999                                                       $479,658                  $0         $479,658
    2000                                                    $583,693.05                  $0      $583,693.05
    2001                                                     $1,007,234                  $0       $1,007,234
Bond Fund


    1999                                                       $102,777             $29,779          $72,998
    2000                                                    $105,505.13          $17,174.52       $88,330.61
    2001                                                       $133,228                  $0         $133,228
High Yield Bond Fund
    1999                                                        $10,314             $10,314               $0
    2000                                                    $472,464.28          $45,202.87     ($35,796.71)
    2001                                                       $526,042              $4,754         $521,288
Cash Reserve Fund


    1999                                                       $346,572            $346,572               $0
    2000                                                    $506,386.08         $506,386.08               $0
    2001                                                       $263,228            $180,649          $82,579

---------------------------------------------------- ------------------- ------------------- ----------------


The Investment Adviser TIM is owned by sub-adviser TIS; TIS is a wholly-owned subsidiary of Transamerica Corporation, 600 Montgomery Street, San Francisco, California 94111. Transamerica Corporation is owned by AEGON N.V., one of the world's largest financial services and insurance groups.

SSgA Funds Management, Inc. ("SSgA") is responsible for the investment management of the Portfolio pursuant to an Investment Advisory Agreement dated May 1, 2001 (the "Advisory Agreement"), by and between the Adviser and the Master Trust. SSgA's principal address is Two International Place, Boston, Massachusetts 02110. As of June 30, 2002, SSgA managed approximately $62 billion in assets and, together with its affiliates, which comprise State Street Global Advisors, the investment management business of State Street Corporation, managed approximately $770.8 billion in assets. SSgA's principal address is Two International Place, Boston, Massachusetts 02110.

Administrator
The Funds' Administrator is Transamerica Investment Management, LLC, (Administrator), 1150 South Olive Street, Los Angeles, California 90015. The Administrator will: (1) provide the Funds with administrative and clerical services, including the maintenance of the Funds' books and records; (2) arrange periodic updating of the Funds' prospectus and any supplements; (3) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (4) provide the Funds with adequate office space and all necessary office equipment and services. The Administrator also provides services for the registration of Fund shares with those states and other jurisdictions where its shares are offered or sold. The Administrator has contracted with State Street Bank and Trust Company to perform certain administrative functions.

Each Fund pays all of its expenses not assumed by the Investment Adviser/ Administrator. This includes transfer agent and custodian fees and expenses, legal and auditing fees, printing costs of reports to shareholders, registration fees and expenses, 12b-1 fees, and fees and expenses of directors unaffiliated with Transamerica Corporation.

The Investment Adviser/Administrator may from time to time reimburse the Funds for some or all of their operating expenses. Such reimbursements will increase a Fund's return. This is intended to make the Funds more competitive. This practice may be terminated at any time.

Custodian and Transfer Agent
State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian to the Funds. Under its custodian contract with the Company, State Street is authorized to appoint one or more banking institutions as subcustodians of assets owned by each Fund. For its custody services, State Street receives monthly fees charged to the Funds based upon the month-end, aggregate net asset value of the Funds, plus certain charges for securities transactions. The assets of the Company are held under bank custodianship in accordance with the 1940 Act.

Under a Transfer Agency Agreement, State Street also serves as the Funds' transfer agent. The transfer agent is responsible for: a) opening and maintaining your account; b) reporting information to you about your account; c) paying you dividends and capital gains; and d) handling your requests for exchanges, transfers and redemptions.

DistributorTransamerica Securities Sales Corporation (TSSC) serves as the principal underwriter of shares of the Funds, which are continuously distributed. TSSC is a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which is a wholly-owned subsidiary of Transamerica Corporation. TSSC is registered with the Securities and Exchange Commission as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. TSSC may also enter into arrangements whereby Fund shares may be sold by other broker-dealers, which may or may not be affiliated with TSSC.

Distribution of Shares of the Funds
The 12b-1 plan of distribution and related distribution contracts require the Funds to pay distribution and service fees to TSSC as compensation for its activities, not as reimbursement for specific expenses. If TSSC's expenses are more than its fees for any Fund, the Fund will not have to pay more than those fees. If TSSC's expenses are less than the fees, it will keep the excess. The Company will pay the distribution and service fees to TSSC until the distribution contracts are terminated or not renewed. In that event, TSSC's expenses over and above any fees through the termination date will be TSSC's sole responsibility and not the obligation of the Company. The Board will review the distribution plan, contracts and TSSC's expenses.

The 12b-1 fee covers such activities as preparation, printing and mailing of the Prospectus and Statement of Additional Information for prospective customers, as well as sales literature and other media advertising, and related expenses. It can also be used to compensate sales personnel involved with selling the Funds.

The fees are described in full in the prospectus. During 2001 TSSC received $17,567.13 and $41,474.38, respectively, in 12b-1 income from Class A or Class M Shares.

From time to time, and for one or more Funds within each class of Shares, the Distributor may waive any or all of these fees at its discretion.

Purchase and Redemption of Shares

Detailed information on how to purchase and redeem shares of a Fund is included in the Prospectus.

IRA AccountsYou can establish an Individual Retirement Account (IRA), either Regular or Roth IRA, or a Simplified Employee Pension (SEP) or SIMPLE IRA with your employer, or an Education IRA for a child. Contributions to an IRA may be deductible from your taxable income or earnings may be tax-free, depending on your personal tax situation and the type of IRA. Please call 1-800-89-ASK-US (1-800-892-7587) for your IRA application kit, or for additional information. The kit has information on who qualifies for which type of IRA.

If you are receiving a distribution from your pension plan, or you would like to transfer your IRA account from another financial institution, you can continue to get tax-deferred growth by transferring these proceeds to a Transamerica Premier Fund IRA. If you want to rollover distributions from your pension plan to an IRA in one or more of the Funds, the money must be paid directly by your pension plan administrator to Transamerica Premier Funds to avoid a 20% federal withholding tax.

There is an annual fee of $10 per Fund in which you own shares for administering your IRA. This is limited to a maximum annual fee of $40 per taxpayer identification number. This fee is waived if the combined value of all shares in your IRA accounts is $5,000 or more when the fee is due. Alternatively, you can pay a one-time, non-refundable fee of $100 for all IRA accounts that are maintained under the same taxpayer identification number. You may pay the fee directly. Otherwise it will be deducted ordinarily during December of each year or at the time you fully redeem your shares in a Fund, if prior to December. The Company reserves the right to change the fee, but you will be notified at least 30 days in advance of any such change.

General

Effective November 15, 2002, Class M shares will no longer be offered for sale. Class A Shares and Class M Shares are generally sold with a sales charge payable at the time of purchase (except for Class A Shares and Class M Shares of the Transamerica Premier Cash Reserve Fund). The Prospectus contains a table of applicable sales charges. For information about how to purchase Class A or Class M Shares of a Fund at net asset value through an employer's defined contribution plan, please consult your employer. Certain purchases of Class A Shares and Class M Shares may be exempt from a sales charge or, in the case of Class A Shares, may be subject to a contingent deferred sales charge ("CDSC"). See "Distribution of Shares" in the Prospectus.

The Funds are currently making a continuous offering of their shares. The Funds receive the entire net asset value of shares sold. The Funds will accept unconditional orders for shares to be executed at the public offering price based on the net asset value per share next determined after the order is placed. In the case of Class A Shares and Class M Shares, the public offering price is the net asset value plus the applicable sales charge, if any. No sales charge is included in the public offering price of other classes of shares. In the case of orders for purchase of shares placed through dealers, the public offering price will be based on the net asset value determined on the day the order is placed, but only if the dealer receives the order before the close of regular trading on the New York Stock Exchange. If the dealer receives the order after the close of the New York Stock Exchange, the price will be based on the net asset value next determined. If funds for the purchase of shares are sent directly to Transamerica Premier Funds, they will be invested at the public offering price based on the net asset value next determined after receipt. Payment for shares of the Funds must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

Initial and subsequent purchases must satisfy the minimums stated in the Prospectus, except that (i) individual investments under certain employee benefit plans or tax qualified retirement plans may be lower, (ii) persons who are already shareholders may make additional purchases of $100 or more by sending funds directly to Transamerica Premier Funds, and (iii) for investors participating in systematic investment plans and military allotment plans, the initial and subsequent purchases must be $50 or more. Information about these plans is available from investment broker-dealers or from Transamerica Premier Funds.

The right of redemption of shares of a Fund may be suspended or the date of payment postponed (1) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings), (2) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of a Fund's investments or determination of its net asset value not reasonably practicable, or (3) for such other periods as the Securities and Exchange Commission by order may permit for the protection of the Fund's shareholders. A shareholder who pays for Fund shares by personal check will receive the proceeds of a redemption of those shares when the purchase check has been collected, which may take up to 15 days. Shareholders who anticipate the need for more immediate access to their investment should purchase shares with Federal funds or bank wire or by a certified or cashier's check.

Purchases Not Subject to Sales Charges or Contingent Deferred Sales Charges. The Funds may sell shares without a sales charge or CDSC to:
a) Current and retired Trustees of the Funds; officers of the Funds; directors and current and retired U.S. full-time employees of Transamerica Occidental Life Insurance Company, Transamerica Investment Services, Inc. and Transamerica Investment Management, LLC, their parent corporation and certain corporate affiliates; family members of and employee benefit plans for the foregoing; and partnerships, trusts or other entities in which any of the foregoing has a substantial interest.
b) Employee benefit plans, for the repurchase of shares in connection with repayment of plan loans made to plan participants (if the sum loaned was obtained by redeeming shares of a Fund sold with a sales charge).
c) Clients of administrators of tax-qualified employee benefit plans which have entered into agreements with Transamerica Premier Funds.
d) Registered representatives and other employees of broker-dealers having sales agreements with Transamerica Securities Sales Corporation ("TSSC"); employees of financial institutions having sales agreements with TSSC or otherwise having an arrangement with any such broker-dealer or financial institution with respect to sales of Fund shares; and their spouses and children under age 21.
e) A trust department of any financial institution purchasing shares of the Funds in its capacity as trustee of any trust, if the value of the shares of the Funds purchased or held by all such trusts exceeds $1 million in the aggregate.
f) "Wrap accounts" maintained for clients of broker-dealers, financial institutions or financial planners who have entered into agreements with TSSC with respect to such accounts.
g) Individual accounts and participants in employee benefit plan accounts that, prior to November 15, 2002, were held in accounts in the M Class of the Funds.

In addition, the Funds may issue their shares at net asset value without an initial sales charge or a CDSC in connection with the acquisition of substantially all of the securities owned by other investment companies or personal holding companies. The CDSC will be waived on redemptions of shares arising out of death or post-purchase disability or in connection with certain withdrawals from IRA or other retirement plans. Up to 12% of the value of shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC. The Funds may sell Class M Shares at net asset value to members of qualified groups. See "Group Purchases of Class A and Class M Shares" below.

Combined Purchase Privilege
The following persons may qualify for the sales charge reductions or eliminations shown in the Prospectus by combining into a single transaction the purchase of Class A Shares or Class M Shares with other purchases of any class of shares: a) an individual, or a "company" as defined in Section 2(a)(8) of the Investment Company Act of 1940 (which includes corporations which are corporate affiliates of each other);
b) an individual, his or her spouse and their children under twenty-one, purchasing for his, her or their own account; c) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"));
d) tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including tax-exempt organizations qualifying under Section 403(b)(7) (a "403(b) plan") of the Code; and
e) employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans.

A combined purchase currently may also include shares of any class of other continuously offered Transamerica Premier Funds (other than the Transamerica Premier Cash Reserve Fund) purchased at the same time through a single broker-dealer, if the broker-dealer places the order for such shares directly with Transamerica Premier Funds.

Cumulative Quantity Discount (Right of Accumulation)
A purchaser of Class A Shares or Class M Shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other shares of any class of Transamerica Premier Funds already owned. The applicable sales charge is based on the total of:
1)       the investor's current purchase; and
2) the maximum public offering price (at the close of business on the previous day) of:
a) all shares held by the investor in all of the Transamerica Premier Funds (except the Transamerica Premier Cash Reserve
         Fund); and
b) any shares of the Transamerica Premier Cash Reserve Fund acquired by exchange from other Transamerica Premier Funds; and 3) the maximum public offering price of all shares described in paragraph (ii) owned by another shareholder eligible to participate with the investor in a "combined purchase" (see above).

To qualify for the combined purchase privilege or to obtain the cumulative quantity discount on a purchase through a broker-dealer, when each purchase is made the investor or broker-dealer must provide Transamerica Premier Funds with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to Transamerica Premier Funds when making direct cash investments.

Statement of Intention
Investors may also obtain the reduced sales charges for Class A Shares or Class M Shares shown in the Prospectus for investments of a particular amount by means of a written Statement of Intention, which expresses the investor's intention to invest that amount (including certain "credits," as described below) within a period of 13 months in shares of any class of the Funds or any other continuously offered Transamerica Premier Funds (excluding the Transamerica Premier Cash Reserve Fund). Each purchase of Class A Shares or Class M Shares under a Statement of Intention will be made at the public offering price applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Statement of Intention. A Statement of Intention may include purchases of shares made not more than 90 days prior to the date that an investor signs a Statement. The 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

An investor may receive a credit toward the amount indicated in the Statement of Intention equal to the maximum public offering price as of the close of business on the previous day of all shares he or she owns on the date of the Statement of Intention which are eligible for purchase under a Statement of Intention (plus any shares of money market funds acquired by exchange of such eligible shares). Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the "combined purchase privilege" (see above) may purchase shares under a single Statement of Intention.

The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount, and must be invested immediately. Class A Shares or Class M Shares purchased with the first 5% of such amount will be held in escrow to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed shares before the full amount has been purchased, the shares will be released from escrow only if the investor pays the sales charge without regard to the Statement of Intention that would apply to the total investment made to date.

To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor's dealer of its portion of the sales charge adjustment. Once received from the dealer, which may take a period of time or may never occur, the sales charge adjustment will be used to purchase additional shares at the then current offering price applicable to the actual amount of the aggregate purchases. These additional shares will not be considered as part of the total investment for the purpose of determining the applicable sales charge pursuant to the Statement of Intention. No sales charge adjustment will be made unless and until the investor's dealer returns any excess commissions previously received.

To the extent that an investor purchases less than the dollar amount indicated on the Statement of Intention within the 13-month period, the sales charge will be adjusted upward for the entire amount purchased at the end of the 13-month period. This adjustment will be made by redeeming shares from the account to cover the additional sales charge, the proceeds of which will be paid to the investor's dealer and TSSC in accordance with the Prospectus.

Statement of Intention forms may be obtained from Transamerica Premier Funds or from broker-dealers. Interested investors should read the Statement of Intention carefully.

Broker-Dealer Reallowances
Transamerica Securities Sales Corporation ("TSSC" or the "Distributor") receives all sales charges and pays appropriate amounts to qualifying broker-dealers to compensate them for services provided in connection with sales of Class A or M Shares.

Class A. Commissions paid to broker-dealers on sales of Class A Shares are as follows:

                                                     Amount of Investment
Broker-Dealer Commission    Under            $50,000 to    $100,000 to     $250,000 to      $500,000 to
By Fund                        .....      $50,000           $99,999         $249,999         $499,999          $999,999
-----------------------------------------------------------------------------------------------------------------------
Premier Aggressive Growth .........       4.50%         3.75%                   2.75%           1.75%           1.25%
Premier Growth Opportunities ......       4.50%         3.75%                   2.75%           1.75%           1.25%
Premier Equity ....................       4.50%         3.75%                   2.75%           1.75%           1.25%
Premier Value .....................       4.50%         3.75%                   2.75%           1.75%           1.25%
Premier Index .....................       4.50%         3.75%                   2.75%           1.75%           1.25%
Premier Balanced ..................       4.50%         3.75%                   2.75%           1.75%           1.25%
Premier High Yield Bond ...........       4.50%         3.75%                   2.75%           1.75%           1.25%
Premier Bond ......................       4.00%         3.25%                   2.50%           1.75%           1.00%
Premier Cash Reserve ..............    none             none                    none            none            none

Qualified investors, including qualified retirement plans, initially investing more than $1 million in the Funds receive Class A Shares at net asset value. TSSC pays commissions on sales at net asset value at the rate of 1.00% of the first $2 million, 0.80% of the next $1 million and 0.50% thereafter on all Funds except the Premier Cash Reserve Fund.

Class M. Commissions paid to broker-dealers on sales of Class M Shares are as follows:

                                    Amount of Investment
Broker-Dealer Commission       Under             $250,000
Per Fund                       $250,000          and Above
--------------------------------------------------------------------
Premier Aggressive Growth .....   0.90%           0.50%
Premier Growth Opportunities ..   0.90%           0.50%
Premier Equity ................   0.90%           0.50%
Premier Value .................   0.90%           0.50%
Premier Index .................   0.90%           0.50%
Premier Balanced ..............   0.90%           0.50%
Premier High Yield Bond .......   0.90%           0.50%
Premier Bond ..................   0.90%           0.50%
Premier Cash Reserve ..........   none            none

TSSC will from time to time, at its expense, provide additional promotional incentives or payments to broker-dealers that sell shares of the Transamerica Premier Funds. These incentives or payments may include payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these incentives or payments may be offered only to certain broker-dealers who have sold or may sell significant amounts of shares. Certain broker-dealers may not sell all classes of shares.

TSSC may suspend or modify such payments to broker-dealers. The payments are subject to the continuation of the relevant distribution plan, the terms of service agreements between broker-dealers and TSSC. They are also subject to any applicable limits imposed by the National Association of Securities Dealers, Inc.

Contingent Deferred Sales Charges
Class A Shares purchased at net asset value by a participant-directed qualified retirement plan (including a plan with at least 200 eligible employees) within two years after its initial purchase are subject to a CDSC of 1.00%. Similarly, Class A Shares purchased at net asset value by any investor other than a participant-directed qualified retirement plan investing $1 million or more, including purchases pursuant to any Combined Purchase Privilege, Right of Accumulation or Statement of Intention, are subject to a CDSC of 1.00%, if redeemed within two years after purchase. The Class A Shares CDSC is imposed on the lower of the cost and the current net asset value of the shares redeemed. The CDSC does not apply to shares purchased by certain investors (including participant-directed qualified retirement plans with more than 200 eligible employees) investing $1 million or more that have made arrangements with Transamerica Premier Funds and whose dealer of record waived the commission described in the next paragraph.

All Class M Shares purchased within two years after the initial purchase, including purchases by qualified retirement plans, are subject to a CDSC of 1.00%.

Class A and Class M investors who set up an Automatic Income Plan ("AIP") for a share account (see "How to Sell Shares" in the Prospectus) may withdraw up to 12% of the net asset value of the account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC liability will be redeemed next until the 12% limit is reached. The 12% figure is calculated on a pro rata basis at the time of the first payment made pursuant to an AIP and recalculated thereafter on a pro rata basis at the time of each AIP payment. Therefore, shareholders who have chosen an AIP based on a percentage of the net asset value of their account of up to 12% will be able to receive AIP payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month from a Fund that pays income distributions monthly) for their periodic AIP payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the net asset value of their account. For example, if the net asset value of the account is $10,000 at the time of payment, the shareholder will receive $100 free of the CDSC (12% of $10,000 divided by 12 monthly payments). However, if at the time of the next payment the net asset value of the account has fallen to $9,400, the shareholder will receive $94 free of any CDSC (12% of $9,400 divided by 12 monthly payments) and $6 subject to the lowest applicable CDSC. This AIP privilege may be revised or terminated at any time.

No CDSC is imposed on shares of any class subject to a CDSC ("CDSC Shares") to the extent that the CDSC Shares redeemed (i) are no longer subject to the holding period therefor, (ii) resulted from reinvestment of distributions on CDSC Shares, or (iii) were exchanged for shares of another Fund, provided that the shares acquired in such exchange or subsequent exchanges (including shares of a Transamerica Premier Funds money market fund) will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires. In determining whether the CDSC applies to each redemption of CDSC Shares, CDSC Shares not subject to a CDSC are redeemed first.

The Funds will waive any CDSC on redemptions, in the case of individual, joint or Uniform Transfers to Minors Act accounts, in the event of death or post-purchase disability of a shareholder, for the purpose of paying benefits pursuant to tax-qualified retirement plans ("Benefit Payments"), or, in the case of living trust accounts, in the event of the death or post-purchase disability of the settlor of the trust). Benefit payments currently include, without limitation, (1) distributions from an IRA due to death or disability, (2) a return of excess contributions to an IRA or 401(k) plan, and (3) distributions from retirement plans qualified under Section 401(a) of the Code or from a 403(b) plan due to death, disability, retirement or separation from service. These waivers may be changed at any time.

Investor Share Redemptions in Excess of $250,000
If you request a redemption of up to $250,000, the amount will be paid in cash. If you redeem more than $250,000 from any one account in any one Fund in a 90-day period, we reserve the right to pay you in securities in lieu of cash.

The securities delivered will be selected at the sole discretion of the Fund. They will be readily marketable with an active and substantial secondary market given the type of companies involved and the characteristics of the markets in which they trade, but will not necessarily be representative of the entire Fund. They may be securities that the Fund regards as least desirable. You may incur brokerage costs in converting the securities to cash.

The method of valuing securities used to make the redemptions will be the same as the method of valuing securities described under "Determination of Net Asset Value" later in this document. Such valuation will be made as of the same time the redemption price is determined.

This right is designed to give the Funds the option to lessen the adverse effect of large redemptions on the Fund and its non-redeeming shareholders. For example, assume that a shareholder redeems $1 million on a given day and that the Fund pays him $250,000 in cash and is required to sell securities for $750,000 to raise the remainder of the cash to pay him. The securities valued at $750,000 on the day of the redemption may bring a lower price when sold thereafter, so that more securities may be sold to realize $750,000. In that case, the redeeming shareholder's proceeds would be fixed at $750,000 and the market risk would be imposed on the Fund and its remaining shareholders, who would suffer the loss. By delivering securities instead of cash, the market risk is imposed on the redeeming shareholder. The redeeming shareholder (not the Fund) bears the brokerage cost of selling the securities.



Exchange Privilege
Except as otherwise set forth in this section, by calling Transamerica Premier Funds, investors may exchange shares between accounts with identical registrations, provided that no checks are outstanding for such shares and no address change has been made within the preceding 15 days. During periods of unusual market changes and shareholder activity, shareholders may experience delays in contacting Transamerica Premier Funds by telephone to exercise exchanges.

Transamerica Premier Funds also makes exchanges promptly after receiving a properly completed Exchange Authorization Form. If the shareholder is a corporation, partnership, agent, or surviving joint owner, the Funds will require additional documentation of a customary nature. Because an exchange of shares involves the redemption of fund shares and reinvestment of the proceeds in shares of another Fund, completion of an exchange may be delayed under unusual circumstances if the Fund were to suspend redemptions or postpone payment for the Fund shares being exchanged, in accordance with federal securities laws. Exchange Authorization Forms and prospectuses of the other Funds are available from Transamerica Premier Funds or investment dealers having sales contracts with TSSC. The prospectus of each Fund describes its investment objective(s) and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. The Funds reserve the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Additional information is available from Transamerica Premier Funds.

Brokerage Allocation

Subject to the direction of the Board, the Investment Adviser has responsibility for making a Fund's investment decisions, for effecting the execution of trades for a Fund and for negotiating any brokerage commissions thereon. It is the Investment Adviser's policy to obtain the best price and execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade.

The Investment Adviser receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades in a Fund's securities and advice as to the valuation of securities. The Investment Adviser considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction.

Consistent with federal legislation, the Investment Adviser may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The Investment Adviser's judgment as to whether and how it will obtain the specific brokerage and research services will be based upon its analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect the Investment Adviser's opinion as to which services and which means of payment are in the long-term best interests of the Funds. The Investment Adviser will not effect any brokerage transactions in the Funds' securities with any affiliate of the Company, the Investment Adviser, or the Administrator except in accordance with applicable SEC rules.

Certain executive officers of the Investment Adviser also have supervisory responsibility with respect to the securities of the Investment Adviser's own accounts. In placing orders for the purchase and sale of debt securities for a Fund, the Investment Adviser will normally use its own facilities. A Fund and another fund or another advisory client of the Investment Adviser, or the Investment Adviser itself, may desire to buy or sell the same publicly traded security at or about the same time. In such a case, the purchases or sales will normally be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In determining the amounts to be purchased and sold, the main factors to be considered are the respective investment objectives of a Fund and the other funds, the relative size of holdings of the same or comparable securities, availability of cash for investment by a Fund and the other funds, and the size of their respective investment commitments.

During the year ending December 31, 1999, all transactions were allocated to brokers and dealers on the basis of the best execution and no commissions were paid based on research or other services provided.

Over the last three fiscal years all classes of the Funds have paid the following brokerage commissions:

--------------------------- --------------- ---------------- ---------------
Transamerica Premier Fund        2001            2000             1999
--------------------------- --------------- ---------------- ---------------
Aggressive Growth Fund            $192,062         $165,979        $259,928
Equity Fund                       $202,704         $206,029        $232,238
Index Fund                          $9,827           $9,563          $8,226
Growth Opportunities Fund         $190,653         $276,878        $137,513
Core Equity Fund                   $18,483          $11,917         $18,786
Balanced Fund                     $164,753          $72,910         $42,264
Bond Fund                               $0             $150          $1,110
High Yield Bond Fund                $4,042           $2,067          $1,379
Total                             $782,524         $745,493        $701,444
--------------------------- --------------- ---------------- ---------------

On December 31, 2001, the Premier Aggressive Growth Fund held stock in Investment Technology Group, Inc. with a value of $4,981,425 and stock in Legg Mason, Inc. with a value of $3,748,500. The Premier Equity Fund held stock in Charles Schwab Corporation with a value of $5,027,750. The Premier Index Fund held stock in Charles Schwab Corporation with a value of $83,198, stock in J.P. Morgan & Co., Inc. with a value of $304,104, stock in Lehman Brothers Holdings, Inc. with a value of $63,794, stock in Merrill Lynch & Company Inc. with a value of $183,410, stock in Morgan Stanley Dean Witter & Co. with a value of $263,813, and stock in The Bear Sterns Companies, Inc. with a value of $23,984. The Premier Growth Opportunities Fund (formerly Premier Small Company) held stock in Investment Technology Group, Inc. with a value of $7,325,625. The Premier Core Equity Fund (formerly Premier Value Fund) held stock in Investment Technology Group, Inc. with a value of $644,655. The Premier Balanced Fund held stock in Charles Schwab Corporation with a value of $1,763,580, and stock in Merrill Lynch & Company, Inc. with a value of $2,606,000. In 2001, Instinet Corp., Morgan Stanley Dean Witter & Co., CS First Boston Corp., Salomon Smith Barney (a subsidiary of Citigroup Inc.), Merrill Lynch, Cantor Fitzgerald & Co., Bear Stearns & Co., Inc., Robert W. Baird & Co., Inc. and Bank of America were among these Funds' regular brokers or dealers as defined in Rule 10b-1 under the Investment Company Act of 1940.

Determination of Net Asset Value

Under the 1940 Act, the Board is responsible for determining in good faith the fair value of securities of each Fund, and each class of each Fund. In accordance with procedures adopted by the Board, the net asset value per share is calculated by determining the net worth of each Fund (assets, including securities at market value, minus liabilities) divided by the number of that Fund's outstanding shares. All securities are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time). Each Fund will compute its net asset value once daily at the close of such trading on each day that the New York Stock Exchange is open for business (as described in the Prospectus).

In the event that the New York Stock Exchange, the Federal Reserve, or the national securities exchange on which stock options are traded adopt different trading hours on either a permanent or temporary basis, the Board will reconsider the time at which net asset value is computed. In addition, the Funds may compute their net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

Assets of the Funds (other than the Transamerica Premier Cash Reserve Fund) are valued as follows:
a) Equity securities and other similar investments (Equities) listed on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System (Nasdaq) are valued at the last sale price on that exchange or NASDAQ on the valuation day; if no sale occurs, equities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices. Equities traded on a foreign exchange will be valued at the official bid price.
b) Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices.
c) Debt securities purchased with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the Investment Adviser and approved by the Board.
d) Options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded.
e) Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies.
f) Forward foreign currency exchange contracts are valued based upon quotations supplied by dealers in such contracts.
g) All other securities and other assets, including those for which a pricing service supplies no quotations or quotations are not deemed by the Investment Adviser to be representative of market values, but excluding debt securities with remaining maturities of 60 days or less, are valued at fair value as determined in good faith pursuant to procedures established by the Board.
h) Debt securities with a remaining maturity of 60 days or less will be valued at their amortized cost, which approximates market value.

Equities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on each business day at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Time) Reuters spot rate. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board.

All of the assets of the Transamerica Premier Cash Reserve Fund are valued on the basis of amortized cost in an effort to maintain a constant net asset value of $1.00 per share. The Board has determined that to be in the best interests of the Transamerica Premier Cash Reserve Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund which uses available market quotations to value all of its securities. The Board has established procedures reasonably designed, taking into account current market conditions and the Transamerica Premier Cash Reserve Fund's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation should exceed one half of one percent, the Board will promptly consider initiating corrective action. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity;
(2) shortening the average maturity of the fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Transamerica Premier Cash Reserve Fund's net asset value might still decline.

Performance Information

The performance information which may be published for the Funds is historical. It is not intended to represent or guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

The Transamerica Premier Equity, Transamerica Premier Index, Transamerica Premier Balanced, Transamerica Premier Bond, and Transamerica Premier Cash Reserve Funds have the same investment adviser and the investment goals and policies, and their strategies are substantially similar in all material respects as the separate accounts which preceded such Funds and were operated in the same manner as such Funds. The Transamerica High Yield Bond separate account transferred (converted) all its assets to the Transamerica Premier High Yield Bond Fund in exchange for shares in the Fund. The separate accounts are not registered with the SEC, nor are they subject to Subchapter M of the Internal Revenue Code of 1986, as amended (Code). Therefore, they were not subject to the investment limitations, diversification requirements, and other restrictions that apply to the Funds. If the separate accounts had been subject to Subchapter M of the Code or regulated as investment companies under the securities laws, their performance may have been adversely affected at times. The separate account performance figures are not the Funds' own performance and should not be considered a substitute for the Funds' own performance. Separate account performance should not be considered indicative of any past or future performance of the Funds.

Average Annual Total Return for Non-Money Market Funds
The Company may publish total return performance information about the Funds. Fund performance usually will be shown either as cumulative total return or average periodic total return compared with other mutual funds by public ranking services, such as Lipper, Inc. Cumulative total return is the actual performance over a stated period of time. Average annual total return is the hypothetical return, compounded annually, that would have produced the same cumulative return if the Fund's performance had been constant over the entire period. Each Fund's total return shows its overall dollar or percentage change in value. This includes changes in the share price and reinvestment of dividends and capital gains.

A Fund can also separate its cumulative and average annual total returns into income results and capital gains or losses. Each Fund can quote its total returns on a before-tax or after-tax basis.

Quotations of average annual total return for any Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over a period of one, five and ten years (or, if less, up to the life of the Fund), calculated pursuant to the formula:

P(1 + T)n = ERV

         Where:
         P        =        a hypothetical initial payment of $1,000

         T         =       an average annual total return

         N         =       the number years

         ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, 10 year period (or fractional portion thereof)

Class A - Average Annual Total Returns (as of 12/31/ 01)
                           .........               1            5      10          Since        Incep-
                                                 year         years    years       Inception    tion Date
                                           ----------------------------------------------------------------------
Transamerica Premier Aggressive Growth Fund..   -24.03%            -    --        18.31%        7/1/97
Transamerica Premier Growth Opportunities Fund   -22.12%     --     -      22.61%               7/1/97
Transamerica Premier Equity Fund .............   -17.90%       13.07-      14.51%               10/2/95
Transamerica Premier Index Fund ..............   -12.25%       10.24-      12.64%               10/2/95
Transamerica Premier Core Equity Fund ........   -8.20%      --     -       3.92%               4/1/98
Transamerica Premier Balanced Fund ...........   -5.51%        15.68-      15.29%               10/2/95
Transamerica Premier High Yield Bond Fund ....      --       --     -    --                     9/1/90
Transamerica Premier Bond Fund ...............      9.15%       7.14-       6.61%               10/2/95
Transamerica Premier Cash Reserve Fund .......      3.76%       4.92-       4.94%               10/2/95

Class M - Average Annual Total Returns (as of 12/31/ 01)
                                                    1            5      10          Since        Incep-
                                                   year         years    years      Inception    tion Date
                                           ----------------------------------------------------------------------
Transamerica Premier Aggressive Growth Fund ..   -24.22%     --         -               18.03%  7/1/97
Transamerica Premier Growth Opportunities Fund   -22.31%     --         -               22.33%  7/1/97
Transamerica Premier Equity Fund .............   -18.08%       12.81    -               14.24%  10/2/95
Transamerica Premier Index Fund ..............   -12.41%        9.99    -               12.38%  10/2/95
Transamerica Premier Core Equity Fund ........   -8.40%      --         -                3.70%  4/1/98
Transamerica Premier Balanced Fund ...........   -5.79%        15.40    -               15.00%  10/2/95
Transamerica Premier High Yield Bond Fund ....      --       --         -                --      9/1/90
Transamerica Premier Bond Fund ...............      8.97%       6.93    -               6.38%   10/2/95
Transamerica Premier Cash Reserve Fund .......      3.50%       4.66    -               4.68%   10/2/95

Cumulative Total Returns
From time to time, the Portfolio may disclose cumulative total returns in conjunction with the standard format described above. The cumulative total returns will be calculated using the following formula:

CTR   =   (ERV/P) - 1

          Where: CTR = The cumulative total return net of Portfolio recurring chargesfor the period.

               ERV = The ending redeemable value of the hypothetical investment at the end of the period.

               P    = A hypothetical single payment of $1,000.


Money Market Fund Yields
From time to time, the Transamerica Premier Cash Reserve Fund advertises its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Current yield for the Transamerica Premier Cash Reserve Fund will be computed by determining the net change, exclusive of capital changes at the beginning of a seven-day period in the value of a hypothetical investment, subtracting any deductions from shareholder accounts, and dividing the difference by the value of the hypothetical investment at the beginning of the base period to obtain the base period return. This base period return is then multiplied by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculation of effective yield begins with the same base period return used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1)365/7] - 1

Yields for Transamerica Premier Cash Reserve Fund
7-day Current Yield as of 12/31/ 01: Class A = 1.69%; Class M = 1.44% 7-day Effective Yield as of 12/31/ 01: Class A = 1.71%; Class M = 1.46%

30-Day Yield for Non-Money Market Funds
Although 30-day yields are not used in advertising, they are available upon request. Quotations will be based on all investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and will be computed by dividing net investment income by the value of a share on the last day of the period, according to the following formula:

Yield = 2[({[a-b]/cd} + 1)6 - 1] Where:
a = dividends and interest earned during the period b = the expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum offering price per share on the last day of the period

Published Performance
From time to time the Company may publish, or provide telephonically, an indication of the Funds' past performance as measured by independent sources such as (but not limited to) Lipper, Inc., Weisenberger Investment Companies Service, iMoneyNet Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance and The Wall Street Journal. The Company may also advertise information which has been provided to the NASD for publication in regional and local newspapers.

In addition, the Company may from time to time advertise its performance relative to certain indexes and benchmark investments, including:

o the Lipper, Inc. Mutual Fund Performance Analysis, Fixed-Income Analysis and Mutual Fund Indexes (which measure total return and average current yield for the mutual fund industry and rank mutual fund performance);
o the CDA Mutual Fund Report published by CDA Investment Technologies, Inc. (which analyzes price, risk and various measures of return for the mutual fund industry);
o the Consumer Price Index published by the U.S. Bureau of Labor Statistics (which measures changes in the price of goods and services);
o Stocks, Bonds, Bills and Inflation published by Ibbotson Associates (which provides historical performance figures for stocks, government securities and inflation);
o        the Hambrecht & Quist Growth Stock Index;
o        the NASDAQ OTC Composite Prime Return;
o        the Russell Midcap Index;
o        the Russell 2000 Index;
o        the ValueLine Composite;
o        the Wilshire 5000 Index;
o the Salomon Brothers World Bond Index (which measures the total return in U.S. dollar terms of government bonds, Eurobonds and foreign bonds of ten countries, with all such bonds having a minimum maturity of five years);
o the Shearson Lehman Brothers Aggregate Bond Index or its component indexes (the Aggregate Bond Index measures the performance of Treasury, U.S. government agencies, mortgage and Yankee bonds);
o the S&P Bond indexes (which measure yield and price of corporate, municipal and U.S. government bonds);
o        the J.P. Morgan Global Government Bond Index;
o iMoneyNet Market Fund Report (which provides industry averages of 7-day annualized and compounded yields of taxable, tax-free and U.S. government money market funds);
o historical investment data supplied by the research departments of Goldman Sachs, Lehman Brothers, First Boston Corporation, Morgan Stanley (including
     EAFE), Salomon Brothers, Merrill Lynch, Donaldson Lufkin and Jenrette or other providers of such data;
o        the FT-Actuaries Europe and Pacific Index;
o mutual fund performance indexes published by Morningstar, Inc., Variable Annuity Research & Data Service, the Investment
     Company Institute, the Investment Company Data, Inc., Media General Financial, and Value Line Mutual Fund Survey; and
o        financial industry analytical surveys, such as Piper Universe.

The composition of the investments in such indexes and the characteristics of such benchmark investments are not identical to, and in some cases are very different from, those of a Fund. These indexes and averages are generally unmanaged and the items included in the calculations of such indexes and averages may be different from those of the equations used by the Company to calculate a Fund's performance figures.

The Funds may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return. For example, unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

The Company may from time to time summarize the substance of discussions contained in shareholder reports in advertisements and publish the Investment Adviser's views as to markets, the rationale for a Fund's investments, and discussions of the Fund's current asset allocation.

From time to time, advertisements or information may include a discussion of certain attributes or benefits to be derived by an investment in a particular Fund. Such advertisements or information may include symbols, headlines or other material which highlight or summarize the information discussed in more detail in the communication.

Such performance data will be based on historical results and will not be intended to indicate future performance. The total return or yield of a Fund will vary based on market conditions, expenses, investments, and other factors. The value of a Fund's shares will fluctuate and an investor's shares may be worth more or less than their original cost upon redemption.

Taxes

For each taxable year, each Fund intends to qualify as a regulated investment company (RIC) under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). This exempts the Funds from federal income and excise taxes, if the Funds distribute to their shareholders at least 90% of their investment company taxable income, consisting generally of net investment income, net short-term capital gains, and net gains from certain foreign currency transactions. Shareholders are subject to tax on these distributions. The Company must also meet the following additional requirements: (1) The Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies (Income Requirement); (2) At the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (3) At the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

Each Fund will be subject to a nondeductible 4% excise tax on amounts not distributed to shareholders on a timely basis. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Dividends and interest received by each Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

Certain of the Funds may invest in the stock of passive foreign investment companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) At least 75% of its gross income is passive; or (2) An average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund would be subject to Federal income tax on a portion of any excess distribution received on the stock of a PFIC or of any gain on disposition of that stock (collectively PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income would be included in the Fund's investment company taxable income, and accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a qualified electing fund, then in lieu of the foregoing tax and interest obligation, that Fund will be required to include income each year to its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss), even if they are not distributed to the Fund; those amounts would be subject to the Distribution Requirement. The ability of a Fund to make this election may be limited.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by a Fund. Income from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Funds and their shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of the Funds' activities. Potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any applicable state, local, or foreign taxes.

Other Information

Legal Matters
An opinion of counsel as to the legality of the shares of the Funds has been given by Regina Fink, Vice President and Associate General Counsel of Transamerica Occidental Life Insurance Company.

Independent Auditors
Ernst & Young LLP, 725 S. Figueroa Street, Los Angeles, California 90017, serves as independent auditors for the Funds, and in that capacity examines the annual financial statements of the Company.

Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Company and the shares of the Funds discussed in this SAI. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this Statement of Additional Information. Statements contained herein concerning the contents of certain other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.

Bond Ratings Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate.

Although securities ratings are considered when making investment decisions, the Investment Adviser performs its own investment analysis and does not rely principally on the ratings assigned by the rating services. This analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. Relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects are also considered.

Because of the greater number of considerations involved in investing in lower-rated securities, the achievement of the Transamerica Premier High Yield Bond Fund's objectives depends more on the analytical abilities of the investment team than is the case with the Transamerica Premier Balanced Fund and the Transamerica Premier Bond Fund, which both invest primarily in securities in the higher rating categories.

For more detailed information on bond ratings, including gradations within each category of quality, see Appendix A.

Disclosure Regarding S&P Trademark

The Premier Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill companies, Inc., ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee Adviser the licensing of certain trademarks and trade names of the S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owner of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Financial Statements

The audited Annual Report for the fiscal year ended December 31, 2000 is a separate report supplied with this SAI and is incorporated herein by reference.

Appendix A

Description of Corporate Bond Ratings

Moody's Investors Service, Inc. and Standard and Poor's Corporation are two prominent independent rating agencies that rate the quality of bonds. Following are expanded explanations of the ratings shown in the Prospectus.

Moody's Investors Service, Inc. Aaa: Bonds with this rating are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure.

Aa: Bonds with this rating are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude.

A: Bonds with this rating possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds with this rating are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds with this rating are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds with this rating generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds with this rating are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds with this rating represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds with this rating are the lowest rated class of bonds. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Generally, investment-grade debt securities are those rated Baa3 or better by Moody's.

Standard & Poor's Corporation AAA: This rating is the highest rating assigned by Standard & Poor's and is indicative of a very strong capacity to pay interest and repay principal.

AA: This rating indicates a very strong capacity to pay interest and repay principal and differs from the higher rated issues only by a small degree.

A: This rating indicates a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: This rating indicates an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC: These ratings indicate, on balance, a predominantly speculative capacity of the issuer to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: This rating indicates debt in default, and payment of interest and/or repayment of principal are in arrears.

The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories, for example A or B+.

Generally, investment-grade debt securities are those rated BBB or better by Standard & Poor's.

Appendix B

Description of Fixed-Income Instruments

U.S. Government Obligations
Securities issued or guaranteed as to principal and interest by the United States government include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury Bills have a maturity of one year or less; Treasury Notes have maturities of one to ten years; and Treasury Bonds can be issued with any maturity period but generally have a maturity of greater than ten years. Agencies of the United States government which issue or guarantee obligations include, among others, the Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States government include securities issued or guaranteed by, among others, banks of the Farm Credit System, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Intermediate Credit Banks, Federal Land Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

Certificates of Deposit
Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks, savings and loan associations or savings banks against funds deposited in the issuing institution.

Time Deposits
Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received. Certain time deposits may be considered illiquid.

Bankers' Acceptance
A bankers' acceptance is a draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper
Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding 270 days.

Variable Rate, Floating Rate, or Variable Amount Securities
Variable rate, floating rate, or variable amount securities are short-term unsecured promissory notes issued by corporations to finance short-term credit needs. These are interest-bearing notes on which the interest rate generally fluctuates on a scheduled basis.

Corporate Debt Securities
Corporate debt securities are debt issued by a corporation that pays interest and principal to the holders at specified times.

Asset-Backed Securities
Asset-backed securities are securities which represent an undivided fractional interest in a trust whose assets generally consist of mortgages, motor vehicle retail installment sales contracts, or other consumer-based loans.

Participation Interests in Loans
A participation interest in a loan entitles the purchaser to receive a portion of principal and interest payments due on a commercial loan extended by a bank to a specified company. The purchaser of such an interest has no recourse against the bank if payments of principal and interest are not made by the borrower and generally relies on the bank to administer and enforce the loan's terms.

International Organization Obligations
International organization obligations include obligations of those organizations designated or supported by U.S. or foreign government agencies to promote economic reconstruction and development, international banking, and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank, and the InterAmerican Development Bank.

Custody Receipts
A Fund may acquire custody receipts in connection with securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities. Such custody receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities. These custody receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS). For certain securities law purposes, custody receipts are not considered U.S. government securities.

Pass-Through Securities
The Funds may invest in mortgage pass-through securities such as Government National Mortgage Association (GNMA) certificates or Federal National Mortgage Association (FNMA) and other mortgage-backed obligations, or modified pass-through securities such as collateralized mortgage obligations issued by various financial institutions. In connection with these investments, early repayment of investment principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose the Fund to a lower rate of return upon reinvestment of the principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool of pass-through securities. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Fund, the maturity of each of these securities will be the average life of such securities based on the most recent or estimated annual prepayment rate.